UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

Lucky Strike Entertainment Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LUCKY

LUCKY STRIKE

ENTERTAINMENT

2026 PROXY STATEMENT

TO OUR STOCKHOLDERS:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders of Lucky Strike Entertainment Corporation to be held on December 8, 2026, at 10:00 a.m. ET (the “Annual Meeting”) in a virtual meeting format via live webcast at https://web.viewproxy.com/LUCK/2026. We have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. We believe the virtual meeting technology provides expanded stockholder access while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting.
Details regarding admission to the Annual Meeting and the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
We have elected to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to our stockholders a notice instead of paper copies of this proxy statement. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, and a form of proxy card or voting instruction form. We believe that providing our proxy materials over the Internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact and cost of our Annual Meeting.
Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, we hope you will vote as soon as possible. You may vote by telephone or through the Internet by following the instructions on the notice you received, or, if you receive a paper proxy card by mail, by completing and returning the proxy card or voting instruction form mailed to you. Please carefully review the instructions on each of your voting options described in this proxy statement, as well as in the notice you received in the mail.
Thank you for your ongoing support of and continued interest in Lucky Strike Entertainment Corporation. We look forward to your participation at the Annual Meeting.
Sincerely,
Thomas F. Shannon
Chairman and Chief Executive Officer
October 23, 2026

LUCKY STRIKE ENTERTAINMENT CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2026
Notice is hereby given that the 2026 Annual Meeting of Stockholders of Lucky Strike Entertainment Corporation, a Delaware corporation, will be held on December 8, 2026, at 10:00 a.m. ET (the “Annual Meeting”) in a virtual meeting format via live webcast at https://web.viewproxy.com/LUCK/2026.
Stockholders will not be able to physically attend the Annual Meeting. We believe the virtual meeting technology provides expanded stockholder access while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. During the virtual meeting, you will be able to participate in a question and answer session and to vote your shares electronically. As always, we encourage you to vote your shares prior to the Annual Meeting.
The agenda of the Annual Meeting will be the following:
1.
the election of the director nominees named in the proxy statement;

2.
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2027;

3.
the approval, on a non-binding advisory basis, of the compensation of our named executive officers;

4.
the approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers; and

5.
the transaction of such other business as may properly come before the meeting, or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.
Stockholders of record at the close of business on October 15, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. We will furnish proxy materials to all of our stockholders via the Internet in order to expedite stockholders’ receipt of proxy materials while lowering the cost of delivery and reducing the environmental impact of our Annual Meeting of Stockholders.
Accordingly, we are mailing to our stockholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the attached proxy statement via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials also contains instructions on how to obtain the proxy materials in printed form.
YOUR VOTE IS IMPORTANT
You may cast your vote over the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares during the Annual Meeting.
Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Annual Meeting, regardless of whether you plan to attend the Annual Meeting.
You can find detailed information regarding voting in the section entitled “Questions and Answers” starting on page 39 of the accompanying proxy statement.
The notice of the Annual Meeting and proxy statement are available at
https://ir.luckystrikeent.com/investor-relations/sec-filings.

By order of the board of directors,
Thomas F. Shannon
Chairman and Chief Executive Officer
Mechanicsville, Virginia
October 23, 2026

In this Proxy Statement, unless otherwise indicated or the context otherwise requires, references to the “Company,” “Lucky Strike Entertainment,” “we,” “us” and “our” refer to Lucky Strike Entertainment Corporation and its consolidated subsidiaries.

i

LUCKY STRIKE ENTERTAINMENT CORPORATION
7313 Bell Creek Road
Mechanicsville, VA 23111
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 8, 2026
PROXY STATEMENT
GENERAL INFORMATION
This proxy statement is furnished to stockholders of Lucky Strike Entertainment Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our 2026 Annual Meeting of Stockholders to be held on December 8, 2026 in a virtual meeting format via live webcast at https://web.viewproxy.com/LUCK/2026 (the “Annual Meeting”), at 10:00 a.m. ET, and at any adjournment or postponement thereof. Stockholders will not be able to physically attend the Annual Meeting. We believe the virtual meeting technology provides expanded stockholder access while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We encourage stockholder participation in the Annual Meeting, which we have designed to promote stockholder engagement.
You will be able to attend the Annual Meeting by first registering at https://web.viewproxy.com/LUCK/2026. You will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. There is no physical location for the Annual Meeting. The Rules of Conduct for the Annual Meeting will be available to view during the virtual meeting.
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we are making this proxy statement available to our stockholders electronically via the Internet at https://ir.luckystrikeent.com/investor-relations/sec-filings. On or about October 23, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (“Internet Notice”), containing instructions on how to access this proxy statement and vote online or by telephone. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them pursuant to the instructions provided in the Internet Notice. The Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement.

PROPOSAL ONE
ELECTION OF THE DIRECTORS NAMED IN THIS PROXY STATEMENT
General
The current authorized size of the board is nine members. The authorized number of directors may be increased or decreased by our Board in accordance with our certificate of incorporation. At any meeting of the Board, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes.
At the Annual Meeting, our stockholders will vote to elect the nominees named in this proxy statement as directors, whose terms will expire at the annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”).
Each of our directors serves as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation, or removal.
The nominating and corporate governance committee recommended the election of Thomas F. Shannon, Michael J. Angelakis, Robert J. Bass, Sandeep Mathrani, Alberto Perlman, Rachael A. Wagner, and John A. Young to our Board after considering each of their backgrounds, qualifications, and professional experience. Richard Born and Jason Harinstein, who have each been a director since 2025, will not stand for re-election at the Annual Meeting. Each of our director nominees has consented to be named in this proxy statement and has agreed to serve, if elected, until the 2027 Annual Meeting and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal, and management has no reason to believe that any nominee will be unable to serve. Directors are elected by a plurality of the votes cast of the Common Stock and Preferred Stock voting together as a single class.
There are no family relationships between or among any of our executive officers, nominees, or continuing directors.
Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named above. If a nominee becomes unavailable for election or unable to serve as a director, and the Board does not choose to reduce the size of the Board, such shares will be voted for the election of such substitute nominee as the Board may propose.
Directors
The following table sets forth information with respect to our director nominees, assuming they are reelected at the Annual Meeting:
Director Nominees for Election at the Annual Meeting
Name	Age	Director Since	Independent	Board Committee(s)
Thomas F. Shannon*	61	2021	N
Michael J. Angelakis	62	2021	Y	Nominating and Corporate Governance Committee+
Robert J. Bass	77	2021	Y	Audit Committee,+ Nominating and Corporate Governance Committee
Sandeep Mathrani	64	2021	Y	Audit Committee, Compensation Committee
Alberto Perlman	50	2022	Y	Audit Committee, Compensation Committee
Rachael A. Wagner	44	2021	Y	Compensation Committee
John A. Young**	61	2021	Y	Compensation Committee+, Audit Committee, Nominating and Corporate Governance Committee

*
Chairman of the Board

**
Lead Director

+
Committee Chair

Board Nominees
Thomas F. Shannon is the founder, Chairman, Chief Executive Officer and a director of Lucky Strike Entertainment. Mr. Shannon became a director of Lucky Strike Entertainment upon consummation of the business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated as of July 1, 2021, as amended on November 1, 2021 (the “Business Combination Agreement”), by and among Isos Acquisition Corporation (“Isos”) and Bowlero Corp. (“Bowlero”). Mr. Shannon founded Bowlero with the acquisition of Bowlmor Lanes in 1997 and has grown the company into the world’s largest operator of bowling entertainment centers. Under Mr. Shannon’s leadership, the Company acquired AMF Bowling Centers, Inc., the bowling centers of the Brunswick Corporation, Bowl America and Lucky Strike, expanded the Lucky Strike brand nationwide, and has continued to evolve beyond traditional bowling into family entertainment centers and large-scale water parks. Mr. Shannon holds a Master of Business Administration from the Darden School at the University of Virginia and is a graduate of the American University. Mr. Shannon is a valuable member of the Board because of his in-depth knowledge of Lucky Strike Entertainment’s business resulting from his years of service with the Company and his leadership experience as Lucky Strike Entertainment’s Founder, Chairman and Chief Executive Officer.
Michael J. Angelakis had been a director of Bowlero since 2017 and became a director of Lucky Strike Entertainment upon consummation of the Business Combination. He is the Chairman and Chief Executive Officer of Atairos. He also serves as a Senior Advisor to the Executive Management Committee of Comcast Corporation. Prior to founding Atairos, he served as Comcast’s Vice Chairman and Chief Financial Officer. In those roles, Michael was responsible for many strategic, financial, administrative, and other areas within Comcast. During his tenure at Comcast, Michael was recognized by Institutional Investor magazine as one of “America’s Best Chief Financial Officers” six out of eight years. Prior to joining Comcast, Michael served as a Managing Director and a member of the Management and Investment Committees of Providence Equity Partners, one of the leading private equity firms investing in technology, media, and communications companies around the world. Before joining Providence, Michael was Chief Executive Officer of State Cable TV Corporation and Aurora Telecommunications. He also served as Vice President at Manufacturers Hanover Trust Company in New York, where he oversaw one of the bank’s media and communications portfolios. Additionally, Michael spent several years in London developing Manufacturers Hanover’s acquisition finance and merchant banking activities throughout Western Europe. He is a member of the board of directors of the following public companies: Exxon Mobil Corporation (NYSE: XOM), TriNet Group (NYSE: TNET) and American Express Company (NYSE: AXP), as well as the following private companies: Arcis Golf, The Orogen Group, and V Sports. Previously, Michael was the Chairman of the Board for the Federal Reserve Bank of Philadelphia, a member of the board of directors of Clarivate PLC, Duke Energy, Groupon Corporation (NASDAQ: GRPN), Hewlett Packard Enterprise (NYSE: HPE), and a trustee of Babson College. Michael is a graduate of the Owner/President Management Program at the Harvard Business School and of Babson College. Mr. Angelakis is a valuable member of the Board because of his extensive financial expertise and his years of experience on the boards of directors of other public companies.
Robert J. Bass became a director of Lucky Strike Entertainment upon the consummation of the Business Combination. Mr. Bass served as a vice chairman of Deloitte & Touche LLP from 2006 through June 2012, and was a partner at Deloitte from 1982 through June 2012, where he specialized in e-commerce, mergers and acquisitions, SEC filings, and related issues. At Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG, and CSC. In addition, he has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems and Avis Budget. Mr. Bass serves on the board of directors of Groupon (NASDAQ: GRPN) and is both a member of the compensation committee and chairman of the audit committee. Mr. Bass also serves on the board of trustees of Blackstone Secured Lending Fund (NYSE: BXSL) and is chairman of the audit committee and a member of the nominating/governance committee and the compensation committee. He serves on the board of trustees of Blackstone Private Credit Fund and is chairman of the audit committee and a member of the nominating/governance committee and the compensation committee. Previously, Mr. Bass served as a member of the board of directors of Apex Tool Group, LLC, including as chairman of the audit committee from 2014 to 2025. Mr. Bass also served on the board of directors and as chairman of the audit committee and as a member of the nominating/governance committee of Redfin Corporation (NASDAQ: RDFN) from October 2016 to July 2025. He also served on the board of directors of Sims Metal Management (ASX: SGM.AX) from September 2013 to December 2018 and was a member of the risk and audit committee from September 2013, including serving as chairman of the risk and audit committee from November 2014. Mr. Bass also served on the board of directors and as chairman of the audit committee of New Page Corporation from January 2013 (emergence from Chapter 11) to January 2015 (sale of the company). Mr. Bass is a certified public accountant licensed in New York and Connecticut. He is a member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants. Mr. Bass holds a Master of Business Administration from the Columbia University Graduate School of Business and a Bachelor of Business Administration degree from Emory University. Mr. Bass is a valuable member of the Board because of his experience and knowledge of public company financial reporting and accounting. His experience at the highest levels of a Big Four accounting firm is an invaluable resource to the Board in its oversight of the Company’s financial statements and SEC filings.
Sandeep Mathrani became a director of Lucky Strike Entertainment upon consummation of the Business Combination. Mr. Mathrani currently serves as Managing Director of Sycamore Partners, a private equity firm specializing in consumer, distribution, and retail-related investments. Mr. Mathrani served as the chief executive officer of WeWork (NYSE: WEWK) and a member of its board of directors from February 2020 to May 2023. Prior to WeWork, he served as CEO of Brookfield Properties Retail Group and as Vice Chairman, Brookfield Properties from August 2018 to February 2020. Prior to that, he served as CEO of GGP Inc. for eight years, during which time he oversaw the company’s strategic rebranding in 2017 to a retail real estate company, as well as the successful $9.25 billion acquisition of GGP by Brookfield Property Partners in 2018. Before joining GGP in 2010, Mr. Mathrani was President of Retail for Vornado Realty Trust, where he oversaw the firm’s U.S. retail real estate division. Before that, he spent nearly a decade as Executive Vice President at Forest City Ratner. Mr. Mathrani currently serves as a member of the board of directors of Dick’s Sporting Goods (NYSE: DKS), Tanger Factory Outlet Center, Inc. (NYSE: SKT) and Mindspace REIT. Mr. Mathrani served on the executive board and the board of trustees for the International Council of Shopping Centers, the executive board and 2019 chair of the National Association of Real Estate Investment Trusts, as well as on the board of directors for Host Hotels & Resorts, Inc. (NASDAQ: HST). He holds a Master of Engineering, Master of Management Science and Bachelor of Engineering from Stevens Institute of Technology. Mr. Mathrani is a valuable member of the Board because of his significant experience as a real estate industry veteran and his valuable corporate governance, management, operational and strategic expertise.
Alberto Perlman became a director of Lucky Strike Entertainment in December 2022. Mr. Perlman currently serves as the chief executive officer and co-founder of Zumba Fitness, LLC, the largest branded fitness program in the world. At Zumba, Mr. Perlman oversees marketing, product development, business development, and innovation, and negotiates strategic partnerships with fitness clubs and organizations around the world. Since its inception in 2001, the Zumba® program has grown from a single class taught in a Miami gym into a global movement and expansive lifestyle brand. Zumba now reaches 15 million weekly participants in 200,000 locations in 186 countries. Prior to founding Zumba, Mr. Perlman was founder and CEO of internet incubator Spydre Labs and worked as a consultant for the Mitchell Madison Group. Mr. Perlman earned his bachelor’s degree in business from Babson College. Mr. Perlman is a valuable addition to the Board due to his experience and perspective in marketing, business development, collaborations, public relations, and social media.
Rachael A. Wagner had been a director of Bowlero since 2017 and became a director of Lucky Strike Entertainment upon consummation of the Business Combination. She is a Partner at Atairos, where she leads investments in the leisure, entertainment, and digital media industries. Ms. Wagner joined Atairos from Lindsay Goldberg, where she participated in all major investment functions, including origination, transaction execution, and portfolio company development. Ms. Wagner was a Managing Director at Lindsay Goldberg and served as a Director on several portfolio company boards across a wide range of industries, including food & beverage manufacturing, specialty distribution, government services, and downstream energy. Prior to joining Lindsay Goldberg, Ms. Wagner worked at Lion Capital and in the Private Equity group at Blackstone. Ms. Wagner currently serves as a member of the board of directors of Life Time Group Holdings, Inc. (NYSE: LTH). She previously served as a member of the board of directors of Oxford University’s Saïd Business School and as a member of the Council on Foreign Relations.

Ms. Wagner is a member of the board of directors of Arcis Golf, Wilson College and LifeLabs Learning, a workplace training and consulting company. She received her Master of Business Administration degree and an MSc in Comparative Social Policy from Oxford University, where she was a Rhodes Scholar, and her Bachelor’s degree from Harvard University. Ms. Wagner is a valuable member of the Board because of her management and professional experience.
John A. Young had been a director of Bowlero and its predecessor entities since 2013 and became a director of Lucky Strike Entertainment upon consummation of the Business Combination. He is the retired President, CEO and Director of Colfax Corporation (NYSE: CFX). He was one of the co-founders of Colfax and served as its Chief Financial Officer from 1995 to 2000 and Chief Executive Officer from 2000 until 2010. After leaving Colfax, he served as a Senior Advisor to Oaktree Capital Management from 2011 until 2016 and has been a director of multiple privately owned businesses in the industrial, recreational products and healthcare industries. Prior to employment with Colfax, Mr. Young was Director of Corporate Development at AMF Industries and was an M&A Associate at Chase Manhattan Bank. Mr. Young is a graduate of the University of Virginia with a Master of Business Administration from the Darden School of Business, where he was a Shermet Scholar, and a Bachelor of Science degree in Finance from the McIntire School. Mr. Young is a valuable member of the Board because of his years of management experience and expertise.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE
Board Committees
The Board committees consist of an audit committee, a compensation committee and a nominating and corporate governance committee.
Each of our committees is governed by a written charter that satisfies the applicable New York Stock Exchange (“NYSE”) listing standards. Copies of the charters for each committee are available on the investor relations page of our website at https://ir.luckystrikeent.com/investor-relations/governance. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.
Audit Committee
During fiscal 2026, our audit committee consisted of Robert J. Bass (chair), Sandeep Mathrani, Alberto Perlman, and Jason Harinstein. Our Board has determined that Robert J. Bass qualifies as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that Robert J. Bass, Sandeep Mathrani, Alberto Perlman, and Jason Harinstein are independent as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under NYSE listing standards. The principal duties and responsibilities of our audit committee are as follows:
•
to prepare the annual audit committee report to be included in our annual proxy statement;

•
to oversee and monitor our financial reporting process;

•
to oversee and monitor the integrity of our financial statements and internal control system;

•
to oversee and monitor the independence, retention, performance, and compensation of our independent registered public accounting firm, including evaluating the performance of the lead audit partner and confirming rotation requirements have been complied with;

•
to oversee and monitor the performance, appointment, and retention of our internal audit function;

•
to discuss, oversee and monitor policies with respect to risk assessment and risk management, including cybersecurity risk;

•
to oversee and monitor our compliance with certain legal and regulatory matters; and

•
to provide regular reports to the Board.

The audit committee also has the authority to retain counsel and advisors to fulfill its responsibilities and duties and to form and delegate authority to subcommittees.
No member of our audit committee may simultaneously serve on the audit committees of more than two other public companies unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve on our audit committee. Mr. Bass currently serves on the audit committees of three other public companies. Given Mr. Bass’s extensive experience as an audit professional, his proficiency in accounting, and his knowledge of the Company, the Board has determined that Mr. Bass’s simultaneous service on the audit committees of more than two other public companies does not impair his ability to effectively serve on our audit committee.
Compensation Committee
During fiscal 2026, our compensation committee consisted of John A. Young (chair), Sandeep Mathrani, Alberto Perlman, Rachael A. Wagner, and Jason Harinstein. The principal duties and responsibilities of the compensation committee are as follows:
•
to review and make recommendations to the Board regarding our compensation policies and programs;

•
to review and approve the compensation of our chief executive officer and other officers, including all material benefits, option or stock award grants and perquisites and all material employment agreements;

•
to review and approve our incentive compensation plans, pension plans, and equity-based compensation plans;

•
to administer incentive compensation, pension plans, and equity-based compensation plans;

•
to review and approve financial and other performance targets that must be met;

•
to review and make recommendations to the Board regarding compensation of non-executive directors; and

•
to prepare an annual compensation committee report and take such other actions as are necessary and consistent with the governing law and our organizational documents.

Our compensation committee is authorized to engage a compensation consultant to assist the compensation committee in its responsibilities. During fiscal 2026, the compensation committee engaged Marsh (formerly Mercer) as its compensation consultant.
Nominating and Corporate Governance Committee
During fiscal 2026, our nominating and corporate governance committee consisted of Michael J. Angelakis (chair), Robert J. Bass, John A. Young, and Richard Born. The principal duties and responsibilities of the nominating and corporate governance committee are as follows:
•
to identify candidates qualified to become directors of the Company, consistent with criteria approved by our Board;

•
to review and recommend to the Board a succession plan for the chief executive officer and other executive officers;

•
to recommend to our Board nominees for election as directors at the next annual meeting of stockholders or a special meeting of stockholders at which directors are to be elected, as well as to recommend directors to serve on the committees of the Board;

•
to recommend to our Board candidates to fill vacancies and newly created directorships on the Board;

•
to develop, review and assess annually the adequacy of the Company’s corporate governance principles and guidelines and recommend to our Board any changes deemed appropriate; and

•
to oversee the evaluation of our Board.

Meetings of the Board of Directors
Our Board held four meetings during the fiscal year ended June 28, 2026. Our audit committee and nominating and corporate governance committee each met four times and our compensation committee met five times during the fiscal year ended June 28, 2026. During fiscal 2026, each person currently serving as a director attended at least 75% of the aggregate of the total number of meetings of the Board and each committee of which he or she was a member. Each director is also encouraged and expected to attend the Company’s annual meeting of stockholders.
Board Leadership Structure
As outlined in our corporate governance guidelines, the Board is elected by stockholders to provide oversight and strategic guidance to senior management. The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the best interests of the Company and its stockholders. In discharging that obligation, directors should be entitled to rely on the honesty and integrity of the Company’s officers, employees, outside advisors, and independent auditors. The Board selects and oversees senior management, to whom the Board delegates the authority and responsibility for the conduct of the day-to-day operations of the business. The Board has established a strategic planning process to establish objectives and goals for the Company and will review, approve, and modify, as appropriate, the strategies proposed by senior management to achieve such objectives and goals. The Board will review and approve, as appropriate, a strategic plan that takes into account, among other things, the opportunities and risks of the Company’s business and affairs.

Our Board is currently led by our Chairman, Mr. Shannon, who founded Bowlero with the acquisition of Bowlmor Lanes in 1997 and has grown Lucky Strike Entertainment Corporation into one of the world’s premier operators of location-based entertainment. Our Company benefits from Mr. Shannon’s significant leadership experience and accumulated expertise in the bowling industry. The Board also has a fully independent audit committee and a fully independent compensation committee. These independent committees align with the Company’s corporate governance policies and practices and ensure adequate independence of the Board. Mr. Young serves as our Lead Director. Under our corporate governance guidelines, the responsibilities of the Lead Director include, among other things, presiding at all meetings of the Board at which the Chairman is not present including executive sessions of the independent directors, serving as liaison between the Chairman and the independent directors and having the authority to call meetings of the independent directors.
Identifying and Evaluating Candidates for the Board of Directors
Subject to the terms of the Stockholders’ Agreement (described below), the nominating and corporate governance committee is responsible for recommending director candidates to the Board. Nominees for directorship are identified by the nominating and corporate governance committee in accordance with the criteria set forth below and any other criteria that may be identified by the Board or a committee of the Board, if appropriate, and in accordance with the procedures set forth in the nominating and corporate governance committee’s charter. The Board seeks members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The nominating and corporate governance committee’s assessment of a potential candidate will include an individual’s independence, as well as consideration of age, skills and experience, and professional and personal background, in the context of the needs of the Company.
The criteria assessed by the nominating and corporate governance committee when evaluating a candidate for director include:
•
Simultaneous Service.   No director should serve on more than three other public company boards. No member of the audit committee should serve on more than two other public company audit committees unless the Board determines that such simultaneous service does not impair the ability of such member to effectively serve on the audit committee and such determination is appropriately disclosed. No director who is an executive officer of another public company should serve on more than two other public company boards, aside from the board of their own company. Directors should advise the Chairman and the chair of the nominating and corporate governance committee in advance of accepting an invitation to serve on another public company board or audit committee or to assume the chair or lead independent director position on another public company board.

•
Financial Literacy.   Directors should know how to read and understand fundamental financial statements and understand the use of financial ratios and information in evaluating the financial performance of the Company.

•
Character.   Directors should be persons of good character and thus should possess all of the following personal characteristics:

•
Integrity:   directors should demonstrate high ethical standards and integrity in their personal and professional dealings;

•
Accountability:   directors should be willing to be accountable for their decisions as directors;

•
Judgment:   directors should possess the ability to provide wise and thoughtful counsel on a broad range of issues;

•
Responsibility:   directors should interact with each other in a manner which encourages responsible, open, challenging, and inspired discussion;

•
High Performance Standards:   directors should have a history of achievements which reflects high standards for themselves and others;

•
Commitment and Enthusiasm:   directors should be committed to, and enthusiastic about, their performance for the Company as directors, both in absolute terms and relative to their peers; and

•
Courage:   directors should possess the courage to express views openly, even in the face of opposition.

•
Expectations.   Each director will be expected to: dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties; comply with the duties and responsibilities set forth in the corporate governance guidelines and in the Amended and Restated Bylaws of the Company; comply with all duties of care, loyalty and confidentiality applicable to directors of publicly traded corporations organized in our jurisdiction of incorporation, subject to the provisions set forth in the Company’s governing documents; and adhere to the Company’s Amended and Restated Code of Conduct and Ethics, including, but not limited to, the policies on conflicts of interest expressed therein and any other Company policies that apply to Directors.

On July 1, 2021, we entered into a stockholders agreement (the “Stockholders Agreement”) with Atairos and Mr. Shannon (as successor in interest to Cobalt Recreation, LLC), pursuant to which each of Atairos and Mr. Shannon has the right to designate nominees for election to our Board at any meeting of our stockholders. The number of nominees that each of Atairos and Mr. Shannon is entitled to nominate is dependent on their respective beneficial ownership of Lucky Strike Entertainment Corporation’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) and Lucky Strike Entertainment Corporation’s Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”). For so long as Atairos and its affiliates own (i) 15% or more of the combined Class A Common Stock and the Class B Common Stock, Atairos will be entitled to designate three directors to our Board and (ii) less than 15% but at least 5%, Atairos will be entitled to designate one director to our Board. For so long as Mr. Shannon and his affiliates own (i) 15% or more of the combined Class A Common Stock and the Class B Common Stock, Mr. Shannon will be entitled to designate three directors to our Board and (ii) less than 15% but at least 5%, Mr. Shannon will be entitled to designate one director to our Board.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines, which provide the framework for our corporate governance along with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, committee charters and other key governance practices and policies. Our corporate governance guidelines cover a wide range of subjects, including the conduct of board meetings, independence and selection of directors, board membership criteria, and board committee composition. The corporate governance guidelines can be accessed on the investor relations page of our website at https://ir.luckystrikeent.com.
Controlled Company Status
Mr. Shannon, directly or indirectly, controls more than 50% of our combined voting power. As a result, Lucky Strike Entertainment Corporation is a “controlled company” for the purposes of the NYSE’s rules and corporate governance standards. As a “controlled company,” we are permitted not to comply with certain corporate governance requirements, including (1) those that would otherwise require our Board to have a majority of independent directors, (2) those that would require that we establish a compensation committee composed entirely of independent directors and with a written charter addressing the committee’s purpose and responsibilities and (3) those that would require we have a nominating and corporate governance committee comprised entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, or otherwise ensure that the nominees for directors are determined or recommended to our Board by the independent members of our Board. Although we do not currently avail ourselves of any of the exemptions available to controlled companies, we may choose to do so in the future at our discretion. Accordingly, you will not have the same protections afforded to stockholders of companies that are subject to all of these corporate governance requirements. In the event that we cease to be a “controlled company” and our shares of common stock continue to be listed on NYSE, we will be required to comply with these provisions within the applicable transition periods if we had chosen to utilize any of these exemptions.

Human Capital Management
Overview
As of June 28, 2026, we employed approximately 14,457 employees, including approximately 13,762 in the operation of our locations and approximately 695 at the corporate level. We had 3,409 full-time employees and 11,048 part-time employees, of whom 40 were based in Canada and 93 in Mexico. We had 54 employees who are members of a union. We believe that our employee relations are satisfactory, and we have not experienced any work stoppages at any of our locations. Each location typically employs a center General Manager, two operation managers, a facilities manager who oversees the maintenance of the facility and equipment, and approximately 20 to 30 associates to handle food and beverage preparation, customer service, and maintenance. Our staffing requirements are seasonal, and the number of people we employ at our stores fluctuates throughout the year.
Human Capital Management Strategy
Our reputation for exceptional quality relies on having exceptional people who support our guest-focused mission in our locations, so we ensure that our team is rewarded, engaged, and developed to build fulfilling careers. We provide competitive associate wages that are appropriate to employee positions, skill levels, experience, knowledge, and geographic location. In the United States, we offer our associates a wide array of health and welfare benefits, which we believe are competitive relative to others in our industry. We benchmark our benefits plan annually to ensure our associate value proposition remains competitive and attractive to new talent. In our operations in Canada and Mexico, we offer benefits that may vary from those offered to our U.S. associates due to customary local practices and statutory requirements. In all locations, we provide time off benefits, company-paid holidays, recognition programs, and career development opportunities.
Evaluations of the Board, Committees, and Directors
Our Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our nominating and corporate governance committee. The Board aims to discuss each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board, any committee thereof, or of the directors.
Code of Business Conduct and Ethics
Our Board has adopted a code of business conduct and ethics that applies to all of our directors, officers, and employees and is intended to comply with the relevant listing requirements for a code of conduct, as well as qualify as a “code of ethics” as defined by the rules and regulations of the SEC and NYSE. The code of business conduct and ethics contains general guidelines for conducting our business consistent with the highest standards of business ethics. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller or persons performing similar functions, and our directors, on our website at www.luckystrikeent.com. The code of business conduct and ethics is available on our website.
Role of Board in Risk Oversight
The Board has extensive involvement in the oversight of risk management related to us and our business and accomplishes this oversight through the regular reporting to the Board by the audit committee. The audit committee represents the Board by periodically reviewing our accounting, reporting, and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls and our compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee reviews and discusses all significant areas of our business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, our Board receives periodic detailed operating performance reviews from management.

Director Independence
Our independent directors, as such term is defined by the NYSE rules, are Michael J. Angelakis, Robert J. Bass, Sandeep Mathrani, Alberto Perlman, Rachael A. Wagner, John A. Young, Richard Born, and Jason Harinstein. While we are a “controlled company,” we are not required to have a majority of independent directors. However, a majority of our Board consists of independent directors, with a fully independent audit committee, compensation committee, and nominating and corporate governance committee.
Prohibition on Hedging and Pledging of Company Securities and Insider Trading
The Company’s Corporate Governance Guidelines prohibit directors, executive officers and employees, and their designees, from purchasing any financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s equity securities that are (1) granted to the director, officer or employee by the Company as part of such director’s, officer’s or employee’s compensation; or (2) held, directly or indirectly, by the director, officer or employee, unless such transactions are pre-approved by the Company’s Chief Legal Officer or his or her designee. Any person seeking such an exception must submit a request for approval at least two weeks prior to the transaction. In addition, our Securities Trading Policy, which governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees and prohibits trading by any person while in possession of material non-public information in violation of applicable law, prohibits our directors, officers, and employees from pledging, or otherwise granting a security interest in, Company securities, unless such transactions are pre-approved by the Company’s Chief Legal Officer or his or her designee. Any person seeking such an exception must submit a request for approval at least two weeks prior to the transaction.
Communications with the Board of Directors
Stockholders and other interested parties desiring to communicate directly with the full Board, the audit committee, the non-management directors as a group or with any individual director or directors may do so by sending such communication in writing, addressed to the attention of the intended recipient(s), c/o Chief Legal Officer, Lucky Strike Entertainment Corporation, 7313 Bell Creek Road, Mechanicsville, VA 23111.
All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the chairman of the audit committee unless the communication is otherwise addressed. All other communications received will be forwarded to the appropriate director or directors.
Information About Our Executive Officers
The following table sets forth information with respect to our executive officers as of the date of this proxy statement:
Name	Age	Position(s)
Thomas F. Shannon	61	Chairman, Chief Executive Officer, Director
Robert M. Lavan	44	President, Chief Financial Officer and Treasurer
A description of the business experience of Thomas F. Shannon is provided above under the section titled “Election of the Directors Named in this Proxy Statement — Board Nominees.”
Robert M. Lavan.   Mr. Lavan has served as the President of Lucky Strike Entertainment since June 2026 and the Chief Financial Officer and Treasurer of Lucky Strike Entertainment since May 2023. Prior to joining Lucky Strike Entertainment, Mr. Lavan was Executive Vice President and Chief Financial Officer of Bally’s Corporation (NYSE: BALY) from April 2022 to May 2023 and its Senior Vice President, Finance & Investor Relations from May 2021 to March 2022. Prior to joining Bally’s Corporation, Mr. Lavan was Chief Financial Officer of Turning Point Brands (NYSE: TPB). Prior to Turning Point Brands, he was Chief Financial Officer of General Wireless Operations, an electronics retailer, and held various analyst and portfolio manager roles on Wall Street. Mr. Lavan has a B.S. in Engineering from the University of Pennsylvania.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 27, 2027
Ratification of Appointment of the Independent Registered Public Accounting Firm
Our Board and the audit committee are asking our stockholders to ratify the appointment by the audit committee of Deloitte & Touche LLP (“Deloitte”), as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 27, 2027. Stockholder ratification of such selection is not required by our Amended and Restated Bylaws or any other applicable legal requirement. However, our Board is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate governance.
A representative of Deloitte is expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.
Ratification of the appointment of Deloitte requires the affirmative vote of a majority of the voting power of shares of our Common Stock and Preferred Stock, voting together as a single class, present at the Annual Meeting or represented by proxy and entitled to vote thereon. In the event our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to continue to retain Deloitte for the fiscal year ending June 27, 2027. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee believes that such a change should be made.
Principal Accountant Fees and Services
The following table presents fees for professional audit services rendered by Deloitte for the audit of the Company’s financial statements for the years ended June 28, 2026 and June 29, 2025, and fees billed for other services rendered by Deloitte.
	Fiscal Year Ended
	June 28, 2026	June 29, 2025
Audit fees(1)	$1,804,125	$1,926,600
Audit-related fees(2)	—	—
Tax fees(3)	760,551	1,080,383
All other fees(4)	—	—
Total fees	$2,564,676	$3,006,983

(1)
Audit fees above are professional services associated with the annual audit of our financial statements, review of interim financial statements, and professional consultations with respect to accounting issues directly related to the financial statement audit.

(2)
Audit-related fees relate to professional services that are reasonably related to the performance of the audit or review of Lucky Strike Entertainment Corporation’s financial statements.

(3)
Tax fees relate to professional services rendered in connection with tax compliance and preparation relating to tax returns and tax audits, as well as for tax consulting and planning services.

(4)
All other fees relate to professional services not included in the categories above, including services related to other permissible advisory services and regulatory reporting requirements.

Determination of Independence
In considering the nature of the services provided by our independent registered public accounting firm, the audit committee determined that such services are compatible with the provision of independent audit services. The audit committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the audit committee and its activities can be found in the following sections of this proxy statement: “Board Committees — Audit Committee” and “Report of the Audit Committee.”
Pre-Approval Policy
To ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm or other auditors as permitted by Section 10A of the Exchange Act and all related fees and other terms of engagement must be pre-approved by the audit committee. The audit committee approved all services provided by Deloitte during the years ended June 28, 2026 and June 29, 2025. The audit committee has considered the nature and amount of the fees billed by Deloitte and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining Deloitte’s independence.
Recommendation of Our Board of Directors and Audit Committee
OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 27, 2027.

Report of the Audit Committee
The audit committee oversees our independent registered public accounting firm and assists our Board in fulfilling its oversight responsibilities on matters relating to the integrity of our financial statements, our compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications and independence by meeting regularly with the independent registered public accounting firm and financial management personnel. Management is responsible for the preparation, presentation, and integrity of our financial statements.
In fulfilling its oversight responsibilities, the audit committee:
•
reviewed and discussed our financial statements as of and for the fiscal year ended June 28, 2026 with management and Deloitte;

•
discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•
received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB; and

•
discussed the independence of Deloitte with that firm.

Based on the audit committee’s review and discussions noted above, the audit committee recommended to our Board, and our Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 28, 2026 for filing with the SEC. Deloitte has served as our independent registered public accounting firm since 2022. The audit committee has appointed Deloitte as our independent registered public accounting firm for the fiscal year ending June 27, 2027.
Submitted by the audit committee of our Board:
Robert J. Bass
Sandeep Mathrani
Alberto Perlman
Jason Harinstein

EXECUTIVE COMPENSATION
Introduction
This section provides an overview of our executive compensation program, including a narrative description of the material factors necessary to understand the information disclosed below in the “Summary Compensation Table.” As a smaller reporting company under applicable SEC rules, we are providing the following executive compensation information in accordance with the scaled disclosure requirements of Regulation S-K. For the fiscal year ended June 28, 2026, our named executive officers are:
•
Thomas F. Shannon, Chairman and Chief Executive Officer;

•
Robert M. Lavan, President, Chief Financial Officer and Treasurer; and

•
Lev Ekster, Former President.

Compensation Consultants
Our compensation committee is authorized to engage a compensation consultant to assist the compensation committee in its responsibilities. During fiscal 2026, the compensation committee engaged Marsh (formerly Mercer) as its compensation consultant to provide ongoing advisory services to the compensation committee, which include review of the executive compensation of our officers and outside directors, development of market-based incentive guidelines, compensation decision support, and other services as may be directed by the compensation committee. The compensation consultants from Marsh have no other direct or indirect business relationships with us. The compensation committee has assessed the independence of Marsh and has concluded that its engagement of Marsh does not raise any conflict of interest with the Company or any of its directors or executive officers.
Employment Agreements
Employment Agreement with Mr. Shannon
Effective as of the closing of the Business Combination, the Company entered into an employment agreement with Mr. Shannon, as Chief Executive Officer. The agreement superseded Mr. Shannon’s prior employment agreement with Bowlero.
Under the terms of the employment agreement, Mr. Shannon serves as a member of our Board and its Chairman. The initial term of Mr. Shannon’s employment was scheduled to expire on the third anniversary of the effective date (which was December 15, 2024), subject to automatic renewal for successive one-year periods unless either party provides at least 90 days’ notice of non-renewal. A notice of non-renewal was not provided by either party.
The agreement provides for an initial annual base salary of $1,274,000 for Mr. Shannon (subject to annual review by our compensation committee for possible increase and currently $1,386,000 for fiscal 2026) and for target and maximum annual bonuses equal to 100% and 200% of base salary (subject to annual review by our compensation committee for possible increase and with a current target of 125% for fiscal 2026). The actual amount of any bonus that Mr. Shannon earns will be determined by our compensation committee in accordance with the terms of the Company’s annual incentive plan, with overall corporate performance goals the same as for other senior executives.
Under the terms of the employment agreement, Mr. Shannon is entitled to participate in all employee benefit plans made available to executive officers generally, reimbursement of reasonable business expenses, and four weeks of vacation per year (or such greater vacation benefits as may be provided to other senior executives). In addition, under the Company’s Corporate Aircraft Policy, Mr. Shannon is entitled to use the Company’s aircraft for non-business purposes in accordance with the provisions of the policy, for up to 77 hours per year in the aggregate.
The agreement provides for severance benefits on termination of employment by the Company without “cause” or by Mr. Shannon for “good reason” (as such terms are defined in the agreement), consisting of the following:

•
an amount equal to the sum of the executive’s base salary plus target bonus, payable in equal monthly installments over 12 months;

•
the annual bonus for the fiscal year of termination, determined based on actual performance, as prorated based on the number of days employed in the year; and

•
payment or reimbursement of premiums for continued health plan coverage for up to 18 months.

However, if the termination occurs during the “change in control period” (as defined in the agreement), the severance benefits consist of the following:
•
an amount equal to two times the sum of the executive’s base salary plus target bonus, payable in a lump sum;

•
the annual bonus for the fiscal year of termination, determined based on actual performance (but not less than the target bonus), as prorated based on the number of days employed in the year;

•
fully accelerated vesting of all equity awards; and

•
payment or reimbursement of premiums for continued health plan coverage for up to 18 months.

These severance benefits are subject to Mr. Shannon’s execution and non-revocation of a mutual release of claims in the form attached to the agreement, and his not materially breaching the restrictive covenants in the agreement (including confidentiality, non-competition, invention assignment and non-solicitation of customers, employees and consultants).
Employment Agreement with Mr. Lavan
We entered into an amendment to our employment agreement with Mr. Lavan, our President, Chief Financial Officer and Treasurer, on May 7, 2025. Under the amended agreement, Mr. Lavan’s annual base salary was increased to $725,000, subject to annual review by our compensation committee, and the term of the agreement was extended by two years (ending May 2027). Mr. Lavan’s base salary was increased to $825,000 effective September 30, 2025 in recognition of his increased responsibilities, and, in connection with Mr. Lavan’s promotion to President, his base salary was increased to $850,000, effective July 1, 2026. Under the terms of the employment agreement, as amended, Mr. Lavan is entitled to participate in all employee benefit plans made available to executive officers generally, including our long-term incentive compensation plan, and reimbursement of reasonable business expenses.
Mr. Lavan’s employment agreement provides for severance benefits on termination of employment by the Company without “cause” or by him for “good reason” (as such terms are defined in the agreement), consisting of the following:
•
an amount equal to his base salary, at the rate in effect on the date of termination, payable in equal monthly installments over 12 months; and

•
payment or reimbursement of premiums for continued health plan coverage for up to 12 months.

However, if the termination occurs during the “change in control period” (as defined in the agreement), the 12 months of base salary is payable in a lump sum (rather than in monthly installments over 12 months).
These severance benefits are subject to Mr. Lavan’s execution and non-revocation of a release of claims in a form provided by the Company following the last day of employment, and his not materially breaching restrictive covenants relating to confidentiality, intellectual property, cooperation, non-competition, and non-solicitation of customers, employees and agents.
Employment Agreement with Mr. Ekster
We entered into an employment agreement with Mr. Ekster, our former President, on November 6, 2024. The agreement provided for an initial base salary of $725,000 and was subject to annual review. The term of Mr. Ekster’s employment was two years (ending in November 2026). Pursuant to the agreement, Mr. Ekster’s target annual bonus was a minimum of 50% of his annual base salary, subject to a final determination by the compensation committee; and he was also eligible to participate in our savings, retirement and welfare plans and long-term incentive plan in accordance with their terms.

Resignation, Severance, and Release Agreement with Mr. Ekster
On February 18, 2026, Mr. Ekster notified the Company of his resignation from his position as President of the Company. In connection with Mr. Ekster’s resignation, Mr. Ekster and the Company entered into a Resignation, Severance, and Release Agreement (the “Ekster Separation Agreement”) pursuant to which Mr. Ekster’s employment with the Company continued during a transition period and terminated on March 4, 2026. In addition, Mr. Ekster received a severance payment of $275,000, and his unvested equity awards consisting of restricted stock units, performance stock units, and restricted shares, whose vesting date or service condition would have been satisfied on or prior to December 31, 2026, will remain outstanding until such date. All of Mr. Ekster’s other unvested equity awards were cancelled pursuant to their terms.
Stock Options
Mr. Shannon
In accordance with his employment agreement, on December 15, 2021, Mr. Shannon received two nonqualified options, each of which was granted pursuant to the Company’s 2021 Omnibus Incentive Plan (the “Incentive Plan”) and an option award agreement. These include an initial option (the “Initial Option”) and an option (the “Reallocated Option”) determined by reference to certain options that were forfeited before the closing date under the 2017 Bowlmor AMF Corp. Stock Incentive Plan. The Initial Option relates to shares of Class A Common Stock, and the Reallocated Option relates to shares of Class B Common Stock. The number of shares subject to the Initial Option is 6,781,250. The number of shares subject to the Reallocated Option is 482,784. Each option expires on December 15, 2031 or, if earlier, 90 days after termination of employment (or the first anniversary of termination due to death or disability).
Mr. Shannon’s employment agreement provides that he is not eligible for additional compensatory grants pursuant to the Company’s long-term equity incentive program until December 15, 2026.
The Initial Option originally consisted of five tranches, with an equal number of shares subject to each tranche. The per share exercise price and the vesting schedule for each tranche are as follows:
•
Tranche 1:   $10 exercise price, vesting in one-third installments on each of the first, second and third anniversaries of the grant date.

•
Tranche 2:   $12 exercise price, vesting in one-third installments on each of the second, third and fourth anniversaries of the grant date.

•
Tranche 3:   $14 exercise price, vesting in one-third installments on each of the third, fourth and fifth anniversaries of the grant date.

•
Tranche 4:   $16 exercise price, vesting in one-third installments on each of the fourth, fifth and sixth anniversaries of the grant date.

•
Tranche 5:   $18 exercise price, vesting in one-third installments on each of the fifth, sixth and seventh anniversaries of the grant date.

If, during the change in control period, Mr. Shannon’s employment is terminated by the Company without cause or by him for good reason, his Initial Option will fully vest. On all other terminations of employment, any unvested portion of the Initial Option will be forfeited (and if the termination is for cause, the vested portion of the Initial Option will also be forfeited).
Each Reallocated Option has a per share exercise price of $10 and is fully vested and exercisable from the grant date.
Mr. Lavan
Pursuant to Mr. Lavan’s employment agreement, he received a nonqualified option (the “2023 Option”), which was granted pursuant to the Incentive Plan and an option award agreement, to purchase 444,115 shares of Class A Common Stock, consisting of three tranches with an equal number of shares subject to each tranche. The per share exercise price and the vesting schedule for each tranche are as follows:

•
Tranche 1:   $15.33 exercise price, vesting in one-half installments on each of the first and second anniversaries of the grant date.

•
Tranche 2:   $17.33 exercise price, vesting in one-half installments on each of the first and second anniversaries of the grant date.

•
Tranche 3:   $19.83 exercise price, vesting in one-half installments on each of the first and second anniversaries of the grant date.

The 2023 Option has vested in accordance with its terms.
On November 4, 2024, Mr. Lavan received a nonqualified option (the “BL Nov. 2024 Option”), which was granted pursuant to the Incentive Plan and an option award agreement, to purchase 75,410 shares of Class A Common Stock at an exercise price of $10.38, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date. The first tranche of the BL Nov. 2024 Option has vested in accordance with its terms.
On December 18, 2025, Mr. Lavan received a nonqualified option (the “BL 2025 Option”), which was granted pursuant to the Incentive Plan and an option award agreement, to purchase 31,089 shares of Class A Common Stock at an exercise price of $9.04, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date.
If, during the change in control period, Mr. Lavan’s employment is terminated by the Company without cause (and other than on account of his death or disability) each of the BL Nov. 2024 Option and the BL 2025 Option will fully vest and become exercisable. On all other terminations of employment, any unvested portion of the BL Nov. 2024 Option and the BL 2025 Option will be forfeited (and if the termination is for cause, the vested portion of the BL Nov. 2024 Option and the BL 2025 Option will also be forfeited).
Mr. Ekster
On January 12, 2024, Mr. Ekster received a nonqualified option (the “LE Jan. 2024 Option”) concurrent with his appointment as President of Lucky Strike Entertainment, which was granted pursuant to the Incentive Plan and an option award agreement, to purchase 154,815 shares of Class A Common Stock, consisting of three tranches with an equal number of shares subject to each tranche. The per share exercise price and the vesting schedule for each tranche are as follows:
•
Tranche 1:   $15.41 exercise price, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date.

•
Tranche 2:   $17.91 exercise price, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date.

•
Tranche 3:   $20.41 exercise price, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date.

The first and second installments of each tranche of this option have vested in accordance with their terms.
On November 4, 2024, Mr. Ekster received a nonqualified option (the “LE Nov. 2024 Option”), which was granted pursuant to the Incentive Plan and an option award agreement, to purchase 87,476 shares of Class A Common Stock at an exercise price of $10.38, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date. The first tranche of the LE Nov. 2024 Option has vested in accordance with its terms.
On December 18, 2025, Mr. Ekster received a nonqualified option (the “LE 2025 Option”), which was granted pursuant to the Incentive Plan and an option award agreement, to purchase 31,089 shares of Class A Common Stock at an exercise price of $9.04, vesting in one-third installments on each of the first, second, and third anniversaries of the grant date.

Pursuant to the terms of the Ekster Separation Agreement, the unvested portions of the LE Jan. 2024 Option, LE Nov. 2024 Option, and the LE 2025 Option were forfeited upon Mr. Ekster’s separation from the Company.
Stock Units and Restricted Shares
Mr. Lavan
On September 9, 2024, Mr. Lavan was granted 14,915 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock. These RSUs vested on the first anniversary of their grant date.
On November 4, 2024, Mr. Lavan was granted 37,632 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock (the “BL Nov. 2024 RSUs”), and PSUs with a target payout of 75,265 shares of Class A Common Stock (the “BL Nov. 2024 PSUs”). The BL Nov. 2024 RSUs are scheduled to vest in one-third installments on the first, second, and third anniversaries of their grant date. The BL Nov. 2024 PSUs will vest, if at all, on November 4, 2027, based on the Company’s results for the applicable performance metric, which is relative total stockholder return. The number of BL Nov. 2024 PSUs that may be earned ranges from 0% of Mr. Lavan’s target award (if the threshold levels of performance are not achieved) to 200% of the target award (if the maximum levels are achieved or exceeded). Each earned and vested BL Nov. 2024 PSU will be settled for one share of our Class A Common Stock.
On December 18, 2025, Mr. Lavan was granted 20,050 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock (the “BL 2025 RSUs”), and PSUs with a target payout of 40,100 shares of Class A Common Stock (the “BL 2025 PSUs” and, together with the BL Nov. 2024 PSUs, the “Lavan PSUs”). On December 18, 2025, Mr. Lavan was also granted 11,061 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock (the “BL 2025 Supplemental RSUs” and, together with the BL Nov. 2024 RSUs and the BL 2025 RSUs, the “Lavan RSUs”)). The BL 2025 RSUs and the BL 2025 Supplemental RSUs are scheduled to vest in one-third installments on the first, second, and third anniversaries of their grant date. The BL 2025 PSUs will vest, if at all, on December 18, 2028, based on the Company’s results for the applicable performance metric, which is relative total stockholder return. The number of BL 2025 PSUs that may be earned ranges from 0% of Mr. Lavan’s target award (if the threshold levels of performance are not achieved) to 200% of the target award (if the maximum levels are achieved or exceeded). Each earned and vested BL 2025 PSU will be settled for one share of our Class A Common Stock.
If Mr. Lavan’s employment is terminated by the Company without cause (and other than on account of his death or disability) during the change in control period, all unvested Lavan RSUs will vest as of such termination. If a change in control occurs at any time prior to the vesting date of any of the Lavan PSUs, the performance condition of the applicable Lavan PSUs will be deemed to be achieved following such change of control and they will vest if the service condition is achieved following the change in control. If Mr. Lavan’s employment is terminated by the Company without cause (and other than on account of his death or disability) during the change in control period, the service condition of the Lavan PSUs will be deemed to be achieved as of such termination and the Lavan PSUs will vest immediately based on deemed achievement of the performance condition at target level performance.
Mr. Ekster
Prior to his appointment as President, Mr. Ekster was granted awards of restricted stock units (“Ekster RSUs”), performance stock units (“Ekster PSUs”) and restricted shares under the Incentive Plan and individual award agreements. The awards were scheduled to vest subject to Mr. Ekster’s continued employment for a specified period and, in the case of the Ekster PSUs and restricted shares, achievement of a specified share price performance goal.
On September 9, 2024, Mr. Ekster was granted 10,889 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock. These RSUs vested on the first anniversary of their grant date.

On November 4, 2024, Mr. Ekster was granted 43,654 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock (the “LE Nov. 2024 RSUs”), and PSUs with a target payout of 87,307 shares of Class A Common Stock (the “LE Nov. 2024 PSUs”). The LE Nov. 2024 RSUs were scheduled to vest in one-third installments on the first, second, and third anniversaries of their grant date.
On December 18, 2025, Mr. Ekster was granted 20,050 RSUs, each of which represents a contingent right to receive one share of Class A Common Stock (the “LE Dec. 2025 RSUs”), and PSUs with a target payout of 40,100 shares of Class A Common Stock (the “LE Dec. 2025 PSUs”). The LE Dec. 2025 RSUs were scheduled to vest in one-third installments on the first, second, and third anniversaries of their grant date.
Pursuant to the terms of the Ekster Separation Agreement, the unvested portions of the LE Nov. 2024 RSUs, LE Dec. 2025 RSUs, and his restricted shares, in each case, that are scheduled to vest in 2026 have remained outstanding and eligible to vest pursuant to their terms, but the remaining unvested portions of those grants were forfeited upon Mr. Ekster’s separation from the Company. In addition, the LE Nov. 2024 PSUs and the LE Dec. 2025 PSUs were forfeited upon Mr. Ekster’s separation from the Company.
For more information about Mr. Lavan’s and Mr. Ekster’s RSU, PSU and restricted share awards, see the “Outstanding Equity Awards at Fiscal Year End” table below.
Retirement Plans
U.S.-based employees, including our named executive officers, are eligible to participate in Lucky Strike Entertainment’s 401(k) plan, a tax-qualified, defined contribution plan. Employees may contribute a portion of their compensation to this plan.
2026 Compensation Determinations
Below we discuss our compensation committee’s key compensation decisions in setting fiscal 2026 base salary and short-term incentive awards.
2026 Base Salary
The following table sets forth the annual base salaries for each named executive officer. The compensation committee reviews the base salary of each named executive officer annually and determines whether to make an adjustment.
Named Executive Officer	Fiscal 2026 Base Salary
Thomas F. Shannon	$1,386,000
Robert M. Lavan(1)	$825,000
Lev Ekster(2)	$725,000

(1)
Mr. Lavan’s base salary was increased from $725,000 to $825,000 effective September 30, 2025 and then increased to $850,000 effective July 1, 2026.

(2)
Mr. Ekster separated from the Company, effective March 4, 2026.

2026 Short-Term Incentive Awards
The Annual Incentive Plan (the “Annual Plan”) provides cash incentives to named executive officers based on attainment of the following Company performance targets and weightings:
Performance Target	Description	Weighting
EBITDA	Earnings before interest, taxes, depreciation and amortization as reflected as “Realized EBITDA” in the Annual Operating Plan of the Company	75%
Same Store Sales (“SSS”) Growth	The Company’s same store sales growth performance as determined by the Company and reflected in the Annual Operating Plan of the Company	25%
Each of our named executive officers, other than Mr. Ekster, was eligible for an annual short-term incentive award for fiscal 2026. The target short-term incentive opportunity for each of our named executive officers for fiscal 2026 under the Annual Plan was as follows:
Named Executive Officer	Target Annual Incentive as a Percentage of Annual Base Salary
Thomas F. Shannon	125%
Robert M. Lavan	125%
The target short-term incentive opportunities for our Company performance targets for our named executive officers for fiscal 2026 under the Annual Plan were as follows:
EBITDA Performance as a percentage of EBITDA Performance Goal	Payout as a Percentage of Target	Same Store Sales Performance as a percentage of Actual Growth	Payout as a Percentage of Target
Below 85%	0%	Below 0%	0%
85%	25%	0 – 1%	25%
87.50%	50%	1% – 2%	50%
90%	80%	2% – 3%	75%
100%	100%	3% – 5%	100%
125%	200%	5% or more	125%
When an EBITDA performance result falls between these reference points, we use linear interpolation to determine the resulting payout. The level of achievement of the EBITDA performance goal for fiscal 2026 was 85.9% of target and the Same Store Sales Performance was -0.2%. The compensation committee approved a final Annual Plan payout to the named executive officers of 25.3% of target. The table below summarizes the final Annual Plan payouts to our current named executive officers for fiscal 2026:
Named Executive Officer	Base Salary	x	Target Incentive	x (	EBITDA Payout Factor	+	SSS Payout Factor	) =	Final Payout(1)
Thomas F. Shannon	$1,386,000		125%		25.3%		0%		$438,411
Robert M. Lavan	$750,000(2)		125%		25.3%		0%		$237,235

(1)
Totals will not match due to rounding of the payout factors.

(2)
For the purposes of calculating Mr. Lavan’s short-term incentive award, the compensation committee used a base salary value of $750,000 to account for the increases to Mr. Lavan’s salary since the beginning of fiscal 2026.

2026 Long-Term Incentive Awards
The compensation committee met on December 18, 2025 to determine 2026 long-term incentive awards. When making the awards, the compensation committee first determined the total grant date value of the award for each named executive officer, other than Mr. Shannon who by the terms of his employment agreement is not eligible for new long-term incentive awards until December 15, 2026, and then delivered that value in three components: PSUs (50%), RSUs (25%), and stock options (25%), assuming target-level achievement of the performance goals for PSUs, as set forth in the table below. The terms of each type of long-term incentive award are set forth above under “Stock Options” and “Stock Units and Restricted Shares.”
Named Executive Officer	PSUs(1)	RSUs(2)	Stock Options(3)	Total(4)
Robert M. Lavan	$362,504	$181,252	$181,248	$725,000(5)
Lev Ekster	$362,504	$181,252	$181,248	$725,000

(1)
The calculation of the number and value for these PSUs was based on the closing price of a share of our Class A Common Stock on the grant date. The grant date fair value of these PSUs reported in the Summary Compensation Table is $14.40 per PSU and was determined using a Monte Carlo simulation in accordance with FASB ASC Topic 718 because the PSUs are subject to a market condition (relative total stockholder return). As a result, this value for PSUs differs from the amount reported in that table.

(2)
The calculation of the number and value for these RSUs was based on the closing price of a share of our Class A Common Stock on the grant date. This price is also the grant date fair value of the RSUs reported in the Summary Compensation Table, computed in accordance with FASB ASC Topic 718.

(3)
The calculation of the number and value for stock options issuable for this grant was determined using a Black-Scholes-Merton valuation of $5.83 per option that did not include an expected dividend yield. The grant date fair value of these options reported in the Summary Compensation Table is $3.867326 per option, computed in accordance with FASB ASC Topic 718, which includes the Company’s expected dividend yield. As a result, the value shown above for stock options differs from the amount reported in that table.

(4)
Total will not match due to rounding.

(5)
Mr. Lavan also received a separate, one-time grant of 11,061 RSUs on December 18, 2025 with a grant date fair market value of approximately $100,000, which was distinct from his 2026 long-term incentive award and granted in recognition of additional responsibilities assumed by Mr. Lavan in fiscal 2026.

Summary Compensation Table
The following table sets forth information regarding the compensation of our named executive officers for the fiscal years ended June 28, 2026 and June 29, 2025.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Thomas F. Shannon Chairman and Chief Executive Officer	2026	1,386,000	—	—	—	438,411	111,005	1,935,416
	2025	1,386,000	—	—	—	922,000	181,551	2,559,551
Robert M. Lavan President, Chief Financial Officer and Treasurer	2026	800,138	—	858,683	120,231	237,235	970	2,017,257
	2025	640,385	—	945,305	390,735	482,000	18,963	2,477,388
Lev Ekster Former President	2026	496,346	—	758,692	120,231	—	275,779	1,651,048
	2025	725,000	—	1,026,026	453,255	482,000	17,598	2,703,879

(1)
The amount reported for fiscal 2026 and fiscal 2025 for each of Mr. Shannon, Mr. Ekster, and Mr. Lavan reflects their then current base salary, except that the amount reported for Mr. Lavan for fiscal 2025 is the time-weighted average of his base salary before and after the amendment of his employment agreement on May 7, 2025, the amount reported for Mr. Lavan for fiscal 2026 is the time-weighted average of his base salary before and after his base salary increase on September 30, 2025, and the amount reported for Mr. Ekster for fiscal 2026 reflects his separation from the Company as of March 4, 2026.
(2)
Amounts reflect the aggregate grant date fair value of time-based restricted stock unit awards and/or performance stock unit awards (as applicable) granted in the relevant fiscal year computed in accordance with Accounting Standards Codification Topic 718, “Compensation — Stock Compensation,” or ASC 718. Assumptions used in the calculation of these amounts in fiscal 2026 are included in Note 15 to our audited financial statements for the fiscal year ended June 28, 2026, included in our Annual Report on Form 10-K. For performance stock units granted to our named executive officers in 2025 and 2026, the amount reported in the table above is based on the probable outcome of the performance conditions associated with the awards as of the grant date. The grant date fair value of the performance shares, made in the form of performance stock units, granted to each of our named executive officers in 2025 and 2026, assuming the highest level of achievement of the performance conditions, was $1,812,493 and $725,008, respectively, for Mr. Ekster and $1,562,501 and $725,008, respectively, for Mr. Lavan (see also above under “Stock Units and Restricted Shares”).

(3)
The amounts reported reflect the aggregate grant date value of the stock options granted to each of Mr. Ekster and Mr. Lavan under the Incentive Plan, as calculated in accordance with ASC 718. Assumptions used in calculating these amounts are described in Note 15 of our audited financial statements for the fiscal year ended June 28, 2026, included in our fiscal 2026 Annual Report on Form 10-K (see also above under “Stock Options”).

(4)
Amounts for fiscal 2026 reflect amounts paid in September 2026 under the Annual Plan, as applicable to the named executive officer, as approved by the compensation committee in August 2026. See above under “Executive Compensation — 2026 Compensation Determinations — 2026 Short-Term Incentive Awards.”

(5)
The amounts reported for fiscal 2026 for each executive reflect payments for short- and long-term disability benefits, medical and life insurance premiums, and imputed taxable income from life insurance policy coverage. For Mr. Ekster, the amount for fiscal 2026 also reflects the severance payment received pursuant to the terms of the Ekster Separation Agreement. For Mr. Shannon, the amount for fiscal 2026 also reflects personal usage of the Company’s aircraft of $110,099, under the Company’s Corporate Aircraft Policy, in which Mr. Shannon is entitled to use the Company’s aircraft for non-business purposes in accordance with the provisions of the policy, for up to 77 hours for fiscal 2026. The amount of incremental cost for personal use of the aircraft is determined by totaling the incremental variable costs for each personal flight which costs include trip-related crew hotels, lodging and ground transportation, in-flight food and beverages, landing and ground handling fees, hangar or aircraft parking, trip-specific insurance, customs, permits & fees obtained for the specific flight, fuel, and other smaller variable costs. For the purposes of calculating incremental costs, we include the variable costs of any deadhead flights made in connection with personal travel. Mr. Shannon is required to pay his own taxes on imputed taxable income resulting from personal use of our aircraft.

Outstanding Equity Awards at Fiscal Year End
The following table provides information about the outstanding equity awards held by our named executive officers as of June 28, 2026. Vesting is subject to the named executive officer’s continued service with us through the applicable vesting date.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(2)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)(2)
Thomas F. Shannon(3)	1/7/2020	3,563,684(4)		4.13	1/7/2030
	1/7/2020	12,237,385(4)		7.92	1/7/2030
	12/15/2021	482,784(5)		10.00	12/15/2031
	12/15/2021	1,356,250(6)		10.00	12/15/2031
	12/15/2021	1,356,250(7)		12.00	12/15/2031
	12/15/2021	904,166	452,084(8)	14.00	12/15/2031
	12/15/2021	452,083	904,167(9)	16.00	12/15/2031
	12/15/2021		1,356,250(10)	18.00	12/15/2031
Robert M. Lavan	5/11/2023	148,038(11)		15.33	5/11/2033
	5/11/2023	148,039(11)		17.33	5/11/2033
	5/11/2023	148,038(11)		19.83	5/11/2033
	11/4/2024	25,136	50,274(12)	10.38	11/4/2034
	11/4/2024					25,088(13)	197,944
	11/4/2024							75,265(14)	593,840
	12/18/2025		31,089(15)	9.04	12/18/2035
	12/18/2025					20,050(16)	158,195
	12/18/2025							40,100(17)	316,389
	12/18/2025					11,061(18)	87,271
Lev Ekster	12/15/2021							2,071(19)	16,340
	1/12/2024	34,403(20)		15.41	1/12/2034
	1/12/2024	34,403(20)		17.91	1/12/2034
	1/12/2024	34,403(20)		20.41	1/12/2034
	11/4/2024	29,158(21)		10.38	11/4/2034
	11/4/2024					14,551(22)	114,807
	12/18/2025					6,683(23)	52,729

(1)
The values shown equal the number of shares or units multiplied by $7.89, the closing price of a share of our common stock on June 26, 2026, as reported on the NYSE.

(2)
The number of shares and the payout value reported reflect payout assuming target performance is achieved.

(3)
As of June 28, 2026, Mr. Shannon held non-compensatory restricted stock units with respect to 4,923,499 shares of Class B Common Stock. These restricted stock units (see below under “Security Ownership of Certain Beneficial Owners and Management”) were granted on or after December 15, 2021 and will vest if specified share price vesting conditions are met by December 15, 2026.

(4)
These options were granted under the Bowlmor AMF Corp. 2017 Stock Incentive Plan on January 7, 2020. Pursuant to the Business Combination Agreement, the options became fully vested on the closing date of the Business Combination.

(5)
These Reallocated Options were granted under the Incentive Plan on December 15, 2021 and were fully vested at grant (see above under “Stock Options”).

(6)
These Initial Options were granted under the Incentive Plan on December 15, 2021. The first, second, and third tranches of these options vested on the first, second, and third anniversaries of the grant date, respectively (see above under “Stock Options”).

(7)
These Initial Options were granted under the Incentive Plan on December 15, 2021. The first, second, and third installments of these options vested on the second, third, and fourth anniversaries of the grant date (see above under “Stock Options”).

(8)
These Initial Options were granted under the Incentive Plan on December 15, 2021. The first and second installments of these options vested on the third and fourth anniversaries of the grant date, and the remaining unvested options are scheduled to vest on the fifth anniversary of the grant date (see above under “Stock Options”).

(9)
These Initial Options were granted under the Incentive Plan on December 15, 2021. The first installment of these options vested on the fourth anniversary of the grant date, and the remaining unvested options are scheduled to vest in equal installments on the fifth and sixth anniversaries of the grant date (see above under “Stock Options”).

(10)
These Initial Options were granted under the Incentive Plan on December 15, 2021 and are scheduled to vest in one-third installments on the fifth, sixth and seventh anniversaries of the grant date (see above under “Stock Options”).

(11)
Each of these three tranches of this option was granted under the Incentive Plan on May 11, 2023. The first and second installments of each tranche of this option vested in equal installments on the first and second anniversaries of the grant date, respectively (see above under “Stock Options”).

(12)
These options were granted under the Incentive Plan on November 4, 2024. The first installment of these options vested on the first anniversary of the grant date, and the remaining unvested options are scheduled to vest in equal installments on the second and third anniversaries of the grant date (see above under “Stock Options”).

(13)
These RSUs were granted under the Incentive Plan on November 4, 2024. The first installment of these RSUs vested on the first anniversary of the grant date, and the remaining unvested RSUs are scheduled to vest in equal installments on the second and third anniversaries of the grant date (see above under “Stock Units and Restricted Shares”).

(14)
These PSUs were granted under the Incentive Plan on November 4, 2024 and are scheduled to vest on November 4, 2027, if the Company’s relative total stockholder return achieves at least threshold performance of the 25th percentile (see above under “Stock Units and Restricted Shares”).

(15)
These options were granted under the Incentive Plan on December 18, 2025 and are scheduled to vest in one-third installments on the first, second, and third anniversaries of the grant date (see above under “Stock Options”).

(16)
These RSUs were granted under the Incentive Plan on December 18, 2025 and are scheduled to vest in one-third installments on the first, second, and third anniversaries of the grant date (see above under “Stock Units and Restricted Shares”).

(17)
These PSUs were granted under the Incentive Plan on December 18, 2025 and are scheduled to vest on December 18, 2028, if the Company’s relative total stockholder return achieves at least threshold performance of the 25th percentile (see above under “Stock Units and Restricted Shares”).

(18)
These RSUs were granted under the Incentive Plan on December 18, 2025 and are scheduled to vest in one-third installments on the first, second, and third anniversaries of the grant date (see above under “Stock Units and Restricted Shares”).

(19)
These restricted shares were granted pursuant to the Business Combination Agreement in connection with the consummation of the Business Combination on December 15, 2021 and will vest if the Company’s closing share price of the Class A Common Stock equals or exceeds $17.50 per share for any 10 trading days within any consecutive 20-trading day period ending on or prior to December 15, 2026.

(20)
These options were granted under the Incentive Plan on January 12, 2024. The first and second installments of these options vested on the first and second anniversaries of the grant date, respectively. The remaining unvested options were forfeited upon Mr. Ekster’s separation from the company (see above under “Stock Options”).

(21)
These options were granted under the Incentive Plan on November 4, 2024. The first installment of these options vested on the first anniversary of the grant date. The remaining unvested options were forfeited upon Mr. Ekster’s separation from the company (see above under “Stock Options”).

(22)
These RSUs were granted under the Incentive Plan on November 4, 2024 and were scheduled to vest in one-third installments on the first, second, and third anniversaries of the grant date. The first installment vested under their terms and, pursuant to the terms of the Ekster Separation Agreement, the unvested portions of these RSUs that are scheduled to vest in 2026 have remained outstanding and eligible to vest pursuant to their terms, but the remaining unvested portions of those grants were forfeited upon Mr. Ekster’s separation from the Company (see above under “Stock Units and Restricted Shares”).

(23)
These RSUs were granted under the Incentive Plan on December 18, 2025 and were scheduled to vest in one-third installments on the first, second, and third anniversaries of the grant date. Pursuant to the terms of the Ekster Separation Agreement, the unvested portions of these RSUs that are scheduled to vest in 2026 have remained outstanding and eligible to vest pursuant to their terms, but the remaining unvested portions of those grants were forfeited upon Mr. Ekster’s separation from the Company (see above under “Stock Units and Restricted Shares”).

Compensation of Directors
The Company’s Non-Employee Director Compensation Policy provides each non-employee director with compensation for service on the Board in the form of annual cash retainers and equity awards. The annual cash retainers are as follows:
Retainer	Amount
Basic retainer for each Non-Employee Director	$85,000
Audit Committee Chair	$25,000
Compensation Committee Chair	$20,000
Nominating and Corporate Governance Committee Chair	$15,000
Lead Director (if applicable)	$40,000
The retainers are payable quarterly in arrears unless the director elects to defer receipt of the retainers to the earlier of separation from service or a change in control of the Company. Directors may also elect to receive their retainers in shares of Class A Common Stock, with the shares delivered either currently or on a deferred basis.
Equity awards are granted to directors pursuant to the Incentive Plan in the form of restricted stock units (“RSUs”) that are settled in shares of Class A Common Stock. For fiscal 2026, each director received an annual grant of RSUs at the annual meeting of stockholders of the Company with a grant date total fair value of $130,000. The number of shares underlying each grant is equal to the grant date total value divided by the Fair Market Value (as defined in the Incentive Plan) per share of Class A Common Stock on the grant date. The RSUs vest on the first anniversary of the grant date or, if earlier, the next annual meeting of stockholders following the grant date. Vesting of the awards accelerates on a change in control of the Company or on the director’s death or disability. The shares are delivered to the director on vesting unless the director elects to defer receipt of the shares to the earlier of separation from service or a change in control of the Company.

Director Compensation Table
The following table sets forth information regarding the compensation for the members of our Board for their service on the Board for the fiscal year ended June 28, 2026. Mr. Shannon does not receive additional compensation for his Board service.
Name	Fiscal Year	Fees Earned ($)	Stock Awards ($)(1)	Total ($)
Michael J. Angelakis(2)	2026	100,000	130,000	230,000
Robert J. Bass	2026	110,000	130,000	240,000
Richard Born	2026	85,000	130,000	215,000
Jason Harinstein	2026	85,000	130,000	215,000
Sandeep Mathrani	2026	85,000	130,000	215,000
Alberto Perlman	2026	85,000	130,000	215,000
Rachael A. Wagner(2)	2026	85,000	130,000	215,000
John A. Young	2026	145,000	130,000	275,000

(1)
In accordance with our Non-Employee Director Compensation Program, restricted stock units were granted to Ms. Wagner and Messrs. Angelakis, Bass, Born, Harinstein, Mathrani, Perlman, and Young, with a grant date of December 9, 2025 (14,806 restricted stock units each). Each restricted stock unit represents a contingent right to receive one share of Class A Common Stock and will vest on the date of Lucky Strike Entertainment Corporation’s next regular annual meeting, which will be held on December 8, 2026. These RSUs represent the total number of unvested stock or option awards for each director outstanding at fiscal year end. Amounts reflect the aggregate grant date fair value of the restricted stock units on December 9, 2025 ($8.78 per share) computed in accordance with Accounting Standards Codification Topic 718, or ASC 718, excluding the impact of estimated forfeitures. Assumptions used in the calculation of these amounts in fiscal 2026 are included in Note 15 to our audited financial statements for the year ended June 28, 2026 included in Part II of our Annual Report on Form 10-K.

(2)
Mr. Angelakis and Ms. Wagner have each (a) directed Lucky Strike Entertainment Corporation to pay their cash compensation for their Board service to Atairos Management, L.P. and (b) entered into an agreement with Lucky Strike Entertainment Corporation and Atairos Management, L.P. that provides that each grant of RSUs that the director receives for Board service is automatically transferred and assigned to Atairos Management, L.P. immediately after grant.

Pay Versus Performance Table
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our named executive officers (“NEOs”) and certain financial performance of the Company. As a smaller reporting company, we have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies, including providing only two years of data in this initial pay versus performance table.
The following table sets forth information concerning the compensation of our Principal Executive Officer (“PEO”) and our other NEOs for each of the fiscal years indicated, together with total shareholder return (“TSR”) and net loss information for the same periods:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(3) ($)	Average Summary Compensation Table Total for non-PEO NEOs(2) ($)	Average Compensation Actually Paid to non-PEO NEOs(2)(3) ($)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (Loss)(5) ($)
2026	$1,935,416	$(2,790,099)	$1,834,153	$193,910	$57.09	$(35,777,000)
2025	$2,559,551	$(17,615,561)	$2,590,634	$2,290,664	$65.57	$(10,022,000)

(1)
Mr. Shannon served as the Company’s Principal Executive Officer for each of fiscal years 2026 and 2025.

(2)
The Company’s non-PEO named executive officers for fiscal year 2025 were Mr. Ekster (President) and Mr. Lavan (Chief Financial Officer and Treasurer). The Company’s non-PEO named executive officers for fiscal year 2026 were Mr. Lavan (Chief Financial Officer, Treasurer and President effective June 8, 2026) and Mr. Ekster (President until March 4, 2026).

(3)
Compensation Actually Paid (“CAP”) does not necessarily represent cash and/or equity value transferred to the applicable NEO without condition, but rather is a value calculated under applicable SEC rules. In accordance with Item 402(v) of Regulation S-K, the following adjustments were made to the Summary Compensation Table (“SCT”) total compensation to determine the CAP for the PEO and the average CAP for the non-PEO NEOs for each fiscal year shown in the table above. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. Amounts may not sum due to rounding of averages:

	PEO		Average Non-PEO NEOs
Adjustments	FY2026	FY2025	FY2026	FY2025
SCT Total	$1,935,416	$2,559,551	$1,834,153	$2,590,634
Less: Grant date fair value of equity awards reported in SCT	$0	$0	$928,919	$1,407,661
Plus: Fair value at fiscal year-end of equity awards granted during the fiscal year that are outstanding and unvested at fiscal year-end	$0	$0	$425,623	$1,892,813
Plus: Change in fair value from prior fiscal year-end to current fiscal year-end of equity awards granted in prior fiscal years that are outstanding and unvested at current fiscal year-end	$(3,756,155)	$(16,367,464)	$(239,989)	$(216,506)
Plus: Fair value as of vesting date of equity awards granted and vested during the fiscal year	$0	$0	$0	$0
Plus: Change in fair value from prior fiscal year-end to vesting date of equity awards granted in prior fiscal years that vested during the fiscal year	$(969,360)	$(3,807,648)	$(56,282)	$(568,615)
Less: Fair value at prior fiscal year-end of equity awards granted in prior fiscal years that were forfeited during the fiscal year	$0	$0	$840,676	$0
Plus: Dollar value of dividends or other earnings paid on equity awards during the fiscal year not otherwise included in total compensation	$0	$0	$0	$0
Equals: Compensation Actually Paid	$(2,790,099)	$(17,615,561)	$193,910	$2,290,664

(4)
Total shareholder return is calculated by assuming that $100 was invested at the close of market on June 28, 2024, the last trading day before the Company’s earliest fiscal year in the table, in the Company’s Class A Common Stock, and that all dividends were reinvested. The closing price of the Company’s Class A Common Stock on the last trading day of each fiscal year was used to determine the value of the investment at the end of such fiscal year.

(5)
Net income (loss) as reported in the Company’s audited consolidated financial statements for the applicable fiscal year.

Analysis of Information Presented in the Pay Versus Performance Table
We generally seek to incentivize long-term performance and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table. As a smaller reporting company, we are not required to disclose a “Company-Selected Measure” or provide a tabular list of the most important financial performance measures.
Relationship Between Compensation Actually Paid and Cumulative TSR
The following graph illustrates the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, as calculated in accordance with Item 402(v) of Regulation S-K, and the Company’s cumulative TSR over the fiscal years presented in the table above.
Compensation Actually Paid and Cumulative TSR
Fiscal years ended June 29, 2025 and June 28, 2026

$5M
$0
($5M)
($10M)
($15M)
($20M)
$150
$120
$90
$60
$30
$0
Compensation Actually Paid
Value of Initial Fixed $100 Investment (TSR)
$2.3M
$193.9K
$100.00
($2.8M)
TSR $65.57
TSR $57.09
($17.6M)
Start
(6/28/2024)
FY2025
FY2026
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Value of Initial Fixed $100 Investment Based on Company TSR

The stock options granted to our PEO at the time of the Business Combination carried long-term vesting schedules and were premium priced, with strike prices ranging from $10 – $18, as previously described above. Our PEO did not receive any new equity grants during the periods covered and, as a result, share price performance as reflected in our TSR directly and significantly affected compensation actually paid for our PEO. In fiscal 2025, the Company’s stock price fell 36% (from $14.49 to $9.31), reducing the value of our PEO’s stock options by $20,175,112 against $2,559,551 of total compensation as reported in the Summary Compensation Table. In fiscal 2026, the Company’s stock price fell 15% (from $9.31 to $7.89), which reduced the value of our PEO’s stock options by $4,725,515 against $1,935,416 of total compensation as reported in the Summary Compensation Table.

Relationship Between Compensation Actually Paid and Net Income (Loss)
The following graph illustrates the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, as calculated in accordance with Item 402(v) of Regulation S-K, and the Company’s net loss over the fiscal years presented in the table above.
Compensation Actually Paid and Net Income (Loss)
Fiscal years ended June 29, 2025 and June 28, 2026

$5M
$0
($5M)
($10M)
($15M)
($20M)
Compensation Actually Paid
$10M
$0
($10M)
($20M)
($30M)
($40M)
Net Income (Loss)
$2.3M
$193.9K
Net loss ($10.0M)
($2.8M)
Net loss ($35.8M)
($17.6M)
FY2025
FY2026
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (Loss)

The Company had a net loss of $10,022,000 in fiscal 2025 and a net loss of $35,777,000 in fiscal 2026. Over the same periods, the Compensation Actually Paid to our PEO was ($17,615,561) and ($2,790,099), respectively, and the compensation actually paid to our non-PEO NEOs was $2,290,664 and $193,910, respectively.

PROPOSAL THREE
NON-BINDING ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, commonly referred to as a “say-on-pay vote.” Accordingly, we are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement. In connection with Proposal Three, we are also holding an advisory vote on the frequency of the stockholder vote on executive compensation as required by the Dodd-Frank Act. See “Proposal Four — Non-Binding Advisory Vote on Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers.”
The compensation of our named executive officers is disclosed in the section titled “Executive Compensation” above, including the tabular and narrative disclosures set forth in such section under the same heading. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment.
The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board to take any action regarding our executive compensation practices. Our Board values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board and compensation committee will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the ‘named executive officers’ of Lucky Strike Entertainment Corporation, as disclosed in the section titled “Executive Compensation” in the proxy statement for the Lucky Strike Entertainment Corporation 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”
Vote Required
Approval of Proposal Three requires the affirmative vote of the majority of the voting power of our shares of Common Stock and Preferred Stock, voting together as a single class, present at the Annual Meeting or represented by proxy and entitled to vote thereon.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL FOUR
NON-BINDING ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, we are providing stockholders with the opportunity to cast an advisory vote regarding the frequency of future advisory votes on executive compensation, commonly known as a “say-on-frequency” vote. Stockholders may vote on whether the advisory say-on-pay vote should occur every one year, every two years or every three years. Since losing our emerging growth company status on June 28, 2026, we are required to hold an advisory say-on-frequency vote every six years. This is the first time the Company’s stockholders are being provided with the opportunity to vote on the frequency of “say-on-pay” votes.
We recommend that the say-on-pay advisory vote be held once every three years. The Board and Compensation Committee believe that a triennial voting frequency is aligned with our long-term compensation philosophy and provides our stockholders with an appropriate horizon over which to evaluate the efficacy of our compensation program and policies in achieving long-term business results. In addition, given our structure, we believe that a vote occurring once every three years will permit the Board and Compensation Committee to have the appropriate time to consider feedback received from our stockholders, review whether any changes to our executive compensation policies and programs should be implemented, and evaluate the results of those changes, if any, before a new advisory vote is held.
Vote Required
The frequency that receives the highest number of votes will be deemed to be the frequency selected by the stockholders. Although the vote is non-binding, the Board will take into account the outcome of the vote when making future decisions about the frequency for holding an advisory vote on executive compensation.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR A FREQUENCY OF “THREE YEARS” FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than compensation arrangements for our executive officers and directors (see “Executive Compensation” for a discussion of compensation arrangements for our named executive officers and directors), the following includes a summary of transactions since July 1, 2024 and any currently proposed transactions to which we have been or are to be a party in which:
•
the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years; and

•
any of our directors, executive officers, or holders of more than 5% of our capital stock or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Business Combination
On December 15, 2021, Isos Acquisition Corporation, a Cayman Islands exempted company (“Isos”), consummated its previously announced acquisition of Bowlero Corp., a Delaware corporation (“Bowlero”), pursuant to the business combination agreement, dated as of July 1, 2021, as amended (the “Business Combination Agreement”), between Bowlero and Isos. In connection with the consummation of the transactions contemplated by the Business Combination Agreement, Isos was redomiciled as a Delaware corporation and Bowlero was merged with and into Isos, with Isos surviving the merger (the “Business Combination”). In addition, in connection with the consummation of the Business Combination, “Isos Acquisition Corporation” was renamed “Bowlero Corp.”
Stockholders Agreement
In connection with the execution of the Business Combination Agreement, Isos entered into the Stockholders Agreement that provides for certain rights, including director appointment rights, for Atairos and Mr. Shannon. The Stockholders Agreement became effective upon closing of the Business Combination.
Registration Rights Agreement
Contemporaneously with the execution of the Business Combination Agreement, Isos entered into an amended and restated registration rights agreement with certain securityholders of Lucky Strike Entertainment, including the supporting stockholders, and certain of its stockholders that became effective upon closing of the Business Combination.
Indemnification Agreements
We entered into separate indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in the certificate of incorporation and the bylaws. These agreements, among other things, require Lucky Strike Entertainment to indemnify our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of Lucky Strike Entertainment’s directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at Lucky Strike Entertainment’s request. Lucky Strike Entertainment believes that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
The limitation of liability and indemnification provisions in the certificate of incorporation and the bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit Lucky Strike Entertainment and its stockholders. A stockholder’s investment may decline in value to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
Policies and Procedures for Related Party Transactions
We have a written Related Person Transaction Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratification, and disclosure of all material related person transactions by our audit committee. In accordance with the policy, our audit committee will have overall responsibility for implementation of and compliance with the policy.
For purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board or compensation committee and any transaction where our Chief Legal Officer has determined that the rates or charges involved are determined by competitive bids.
The policy requires that notice of a proposed related person transaction be provided to our Chief Legal Officer prior to entry into such transaction. If our Chief Legal Officer determines that such transaction is a related person transaction, the proposed transaction will be submitted to our audit committee for consideration. Under the policy, our audit committee may approve only those related person transactions that are in, or not inconsistent with, our best interests and the best interests of our stockholders. In the event that we become aware of a related person transaction that has not been previously reviewed, approved or ratified under the policy and that is ongoing or is completed, the transaction will be submitted to the audit committee so that it may determine whether to ratify, rescind or terminate the related person transaction.
The policy also provides that the audit committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we will make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of shares of Lucky Strike Entertainment Corporation Common Stock as of October 15, 2026, by:
•
each person who is the beneficial owner of more than 5% of Class A Common Stock;

•
each person who is an executive officer, director, or director nominee of Lucky Strike Entertainment Corporation; and

•
all executive officers, directors, and director nominees of Lucky Strike Entertainment Corporation as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
As of October 15, 2026, there were 80,807,931 issued and outstanding shares of Class A Common Stock, 55,519,437 issued and outstanding shares of Class B Common Stock and 117,087 issued and outstanding shares of Series A preferred stock (the “Preferred Stock”).
Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person or entity listed below has sole voting and investment power with respect to such shares of the Lucky Strike Entertainment Corporation Common Stock. Unless otherwise noted, the address of each beneficial owner is c/o Lucky Strike Entertainment Corporation, 7313 Bell Creek Road, Mechanicsville, Virginia 23111.
	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Percentage of Voting Power of Lucky Strike Entertainment Issued and Outstanding Common Stock(1)
Name of Beneficial Owners	Number	%	Number	%	%
5% Stockholders:
A-B Parent LLC (Atairos)(2)	73,234,620	80.9%	—	—	11.3%
Named Executive Officers and Directors:
Thomas F. Shannon(3)	9,462,749	11.1%	71,803,290	100.0%	89.5%
John A. Young(4)	104,524	*	—	—	*
Michael J. Angelakis(2)	73,234,620	80.9%	—	—	11.3%
Robert J. Bass(5)	66,654	*	—	—	*
Richard Born(6)	74,806	*	—	—	*
Jason Harinstein(7)	27,806	*	—	—	*
Sandeep Mathrani(8)	73,394	*	—	—	*
Alberto Perlman(9)	71,312	*	—	—	*
Rachael A. Wagner	—	—	—	—	—
Robert M. Lavan(10)	563,415	*	—	—	*
Lev Ekster(11)	156,107	*	—	—	*
All directors, director nominees, and executive officers as a group (10 persons)	83,679,280	88.0%	71,803,290	100.0%	98.5%

*
Less than 1%.

(1)
Percentage of combined voting power represents voting power with respect to all shares of Class A Common Stock and Class B Common Stock, voting together as a single class. Each holder of Class A

Common Stock is entitled to one vote per share of Class A Common Stock, and each holder of Class B Common Stock is entitled to 10 votes per share of Class B Common Stock. The holders of Preferred Stock are entitled to an aggregate of 10,795,136 votes, calculated on an as-converted basis as of October 15, 2026.
(2)
Reflects 73,234,620 shares of Class A Common Stock held by A-B Parent LLC, a Delaware limited liability company, including 63,524,264 shares of Class A Common Stock and 9,680,744 shares of Class A Common Stock issuable upon conversion of the 105,000 shares of Preferred Stock held by Atairos, which is based on an initial conversion rate of 76.9231 shares of Class A Common Stock per share of Preferred Stock, subject to adjustment as provided in the Certificate of Designations. Also reflects 29,612 restricted stock units held by Atairos Management, L.P., an affiliate of Atairos, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be on December 8, 2026. Atairos Group, Inc., a Cayman Islands exempted company (“Atairos Inc.”) is the sole member of Atairos. Atairos Partners, L.P., a Cayman Islands exempted limited partnership (“AP”) is the sole voting shareholder of Atairos Inc. Atairos Partners GP, Inc., a Cayman Islands exempted company (“APGP”), is the general partner of AP. Michael J. Angelakis is the Chairman and Chief Executive Officer of Atairos Inc. The board of directors of Atairos Inc. and APGP consists of Michael J. Angelakis, Melissa Bethell, David L. Caplan, Alexander D. Evans, and Clare McGrory, each of whom is also an executive officer of Atairos Inc. and APGP. Michael J. Angelakis directly or indirectly controls a majority of the voting power of APGP. The business address of each of Atairos, Atairos Inc., AP, APGP and Michael J. Angelakis is: c/o Atairos Management, L.P., 40 Morris Road, Bryn Mawr, PA 19010.

(3)
Reflects 55,519,437 shares of Class B Common Stock held by Thomas F. Shannon, stock options currently exercisable for 16,283,853 shares of Class B Common Stock, 5,394,000 shares of Class A Common Stock held by the Thomas F. Shannon 2025 GRAT (the “Trust”), and stock options currently exercisable or scheduled to vest within 60 days for 4,068,749 shares of Class A Common Stock.

(4)
Includes 89,718 shares of Class A Common Stock directly held by John Young and 14,806 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be held on December 8, 2026.

(5)
Includes 51,848 shares of Class A Common Stock directly held by Robert Bass and 14,806 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be held on December 8, 2026.

(6)
Includes 60,000 shares of Class A Common Stock directly held by Richard Born and 14,806 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be held on December 8, 2026.

(7)
Includes 13,000 shares of Class A Common Stock directly held by Jason Harinstein and 14,806 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be held on December 8, 2026.

(8)
Includes 58,588 shares of Class A Common Stock directly held by Sandeep Mathrani and 14,806 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be held on December 8, 2026.

(9)
Includes 56,506 shares of Class A Common Stock directly held by Alberto Perlman and 14,806 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock. The restricted stock units will vest on the date of Lucky Strike Entertainment’s next regular annual meeting, which will be held on December 8, 2026.

(10)
Includes 56,483 shares of Class A Common Stock directly held by Robert Lavan, 12,544 restricted stock units, each of which represents a contingent right to receive one share of Class A Common Stock, and stock options for 494,388 shares of Class A Common Stock, in each case, currently exercisable or scheduled to vest within 60 days.

(11)
Includes 7,118 shares of Class A Common Stock directly held by Lev Ekster, 2,071 shares of restricted Class A Common Stock subject to vesting, stock options for 132,367 shares of Class A Common Stock, and 14,551 restricted stock units, which each represent a contingent right to receive one share of Class A Common Stock, in each case, currently exercisable or scheduled to vest within 60 days. If the conditions are not met and the shares of restricted Class A Common Stock have not vested as of December 15, 2026, the right to these shares will be forfeited.

QUESTIONS AND ANSWERS
THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.
How do I attend and vote at the Annual Meeting?
The Annual Meeting will be held virtually on December 8, 2026, at 10:00 a.m. ET in a virtual meeting format via live webcast. Stockholders will not be able to physically attend the Annual Meeting. You will be able to attend the Annual Meeting by first registering at https://web.viewproxy.com/LUCK/2026. Once verified, you will receive a meeting invitation by email with your unique join link along with a password prior to the meeting date.
If you are a stockholder of record, you will register by providing your virtual control number, which is listed on your Notice of Internet Availability of Proxy Materials or proxy card. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to attend and vote at the Annual Meeting, including how to demonstrate proof of stock ownership and how to submit a legal proxy, are posted at https://web.viewproxy.com/LUCK/2026. The registration process must be completed no later than 11:59 p.m. ET on the day before the Annual Meeting to attend or vote at the Annual Meeting. We strongly recommend that you register well in advance of the meeting date to avoid any complications.
During the virtual meeting, you will be able to vote your shares electronically, if properly registered, or you may vote by using one of the following options discussed below under “— How Can I Vote My Shares Prior to the Annual Meeting?” We recommend that you vote by proxy now even if you plan to attend the meeting.
There will be technicians ready to assist you with any technical difficulties you may have accessing the annual meeting live webcast. Please be sure to check in by 9:45 a.m. ET on December 8, 2026, the day of the meeting, so that any technical difficulties may be addressed before the annual meeting live webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email virtualmeeting@viewproxy.com or call 866-612-8937.
How do I ask questions at the Annual Meeting?
The virtual Annual Meeting format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. With the virtual format, you will also be able to submit questions in advance. To ask questions either before or at the Annual Meeting, though, you will need to register to attend the meeting at https://web.viewproxy.com/LUCK/2026.
We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business or are inappropriate. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Annual Meeting will be answered in the live Question and Answer session during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on the investor relations page of our website at https://ir.luckystrikeent.com, as soon as practicable after the Annual Meeting.
Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct, and other materials for the Annual Meeting will be available during the Annual Meeting at https://web.viewproxy.com/LUCK/2026.

What proposals will be voted on at the Annual Meeting?
Stockholders will vote on four proposals at the Annual Meeting:
•
the election of 7 director nominees named in this proxy statement;

•
the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2027;

•
the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

•
the approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers.

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to Thomas F. Shannon, Chief Executive Officer, Robert M. Lavan, President, Chief Financial Officer and Treasurer, and Jason Cohen, Chief Legal Officer and Secretary, with full power of substitution, to vote on such matters at their discretion.
How does the Board recommend that stockholders vote on the proposals?
Our Board recommends that stockholders vote “FOR” the election of the director nominees, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2027, “FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers, and for a frequency of “THREE YEARS” for future advisory votes on the compensation of our named executive officers.
What happens if other business not discussed in this proxy statement comes before the Annual Meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this proxy statement. If other business comes before the Annual Meeting and is proper under our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws, and Delaware law, the Company representatives will use their discretion in casting all of the votes that they are entitled to cast.
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
Pursuant to SEC rules, we are providing access to our proxy materials via the Internet. Accordingly, we are sending an Internet Notice to all of our stockholders as of the record date. All stockholders may access our proxy materials on the website referred to in the Internet Notice. You may also request to receive a printed set of the proxy materials. You can find instructions regarding how to access our proxy materials via the Internet and how to request a printed copy in the Internet Notice. Additionally, by following the instructions in the Internet Notice, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe that these rules allow us to provide our stockholders with the information they need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.
Who is entitled to vote?
The record date for the Annual Meeting is the close of business on October 15, 2026. As of the record date, 80,807,931 shares of Class A Common Stock, 55,519,437 shares of Class B Common Stock and 117,087 shares of Preferred Stock, which are equivalent to 10,795,136 shares of Class A Common Stock on an as-converted basis as of October 15, 2026, were outstanding. Only holders of record of our Common Stock and

Preferred Stock as of the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
Each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock and each holder of Class B Common Stock is entitled to 10 votes per share of Class B Common Stock. The holders of Preferred Stock are entitled to an aggregate of 10,795,136 votes, calculated on an as-converted basis as of October 15, 2026.
How can I vote my shares prior to the Annual Meeting?
Voting on the Internet
Stockholders of record may vote their shares via the Internet by following the instructions in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card or attend the Annual Meeting to have your vote count. We encourage you to vote your shares via the Internet in advance of the Annual Meeting even if you plan to attend the Annual Meeting.
Voting by Mail
Stockholders of record may vote their shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed therein and return it per the instructions on the card. By signing and returning the proxy card according to the instructions provided, you are enabling the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner you indicate. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting. Proxy cards can be returned via mail to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.
Voting by Telephone
Stockholders of record may vote their shares by telephone. Instructions are included on your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. If you vote by telephone, you do not need to complete and mail your proxy card or attend the Annual Meeting to have your vote count.
What if I am not the stockholder of record?
If you are a holder of record of shares of Common Stock or Preferred Stock of the Company, you may direct your vote as instructed above.
If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote prior to the Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•
delivering to the attention of the Chief Legal Officer at Lucky Strike Entertainment Corporation, 7313 Bell Creek Road, Mechanicsville, Virginia 23111, a written notice of revocation of your proxy;

•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or

•
attending the Annual Meeting and voting your shares electronically. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee.
What is a broker non-vote?
Brokers, banks, or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2027 (Proposal Two). The election of the director nominees (Proposal One), the non-binding advisory vote on the compensation of our named executive officers (Proposal Three), and the non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (Proposal Four) are non-routine matters.
A broker non-vote occurs when a broker, bank or other nominee does not vote on a non-routine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. Broker non-votes will have no impact on the voting results.
What constitutes a quorum?
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority in voting power of the Common Stock and Preferred Stock issued and outstanding and entitled to vote thereat as of the record date shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting.
What vote is required to approve each matter to be considered at the Annual Meeting?
Proposal One:
Election of the Director Nominees Named in this Proxy Statement.

Our Amended and Restated Bylaws provide for a plurality voting standard for the election of directors. The director nominees receiving the highest number of “for” votes will be elected to fill the available board seats. An abstention or a broker non-vote on Proposal One will not have any effect on the election of the directors.
Proposal Two:
Ratification of the Appointment of Deloitte & Touche LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 27, 2027.

The affirmative vote of the majority of the voting power of our shares of Common Stock and Preferred Stock, voting together as a single class, present at the Annual Meeting or represented by proxy and entitled to vote thereon is required for the approval of Proposal Two. An abstention on Proposal Two will have the same effect as a vote “AGAINST” Proposal Two. Brokers will have discretionary authority to vote on this proposal. Accordingly, there will not be any broker non-votes on Proposal Two.
Proposal Three:
Approval, on a Non-Binding Advisory Basis, of the Compensation of Our Named Executive Officers.

The affirmative vote of the majority of the voting power of our shares of Common Stock and Preferred Stock, voting together as a single class, present at the Annual Meeting or represented by proxy and entitled to vote thereon is required for the approval of Proposal Three. An abstention on Proposal Three will have the same effect as a vote “AGAINST” Proposal Three. A broker non-vote will not have any effect on Proposal Three.

Proposal Four:
Approval, on a Non-Binding Advisory Basis, of the Frequency of Future Stockholder Advisory Votes on the Compensation of Our Named Executive Officers.

The frequency that receives the highest number of votes will be deemed to be the frequency selected by the stockholders. An abstention or a broker non-vote will not have any effect on Proposal Four.
What is the deadline for submitting a proxy?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. ET on the day before the Annual Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Annual Meeting.
What does it mean if I receive more than one Internet Notice or proxy card?
If you hold your shares in more than one account, you will receive an Internet Notice or proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the Internet Notice or proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote every Internet Notice or proxy card that you receive.
How will my shares be voted if I return a blank proxy card or a blank voting instruction card?
If you are a holder of record of our Common Stock or our Preferred Stock and you sign and return a proxy card or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:
•
“FOR” the election of the nominees for director named in this proxy statement;

•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2027;

•
“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

•
“THREE YEARS” as the frequency for future advisory votes on the compensation of our named executive officers.

If you hold your shares in street name via a broker, bank or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•
will be counted as present for purposes of establishing a quorum;

•
will be voted in accordance with the broker’s, bank’s or other nominee’s discretion on “routine” matters, which includes only the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2027 (Proposal Two); and

•
will not be counted in connection with the election of the directors named in this proxy statement (Proposal One), the non-binding advisory vote on the compensation of our named executive officers (Proposal Three), the non-binding advisory vote on the frequency of future advisory votes on the compensation of our named executive officers (Proposal Four), or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.” A broker non-vote will have no impact on voting results.

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals One, Two, Three and Four. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made by the Company on behalf of our Board. All expenses of the solicitation, including the cost of preparing and mailing the Internet Notice or this proxy statement, will be borne by the Company.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available to stockholders of record during the Annual Meeting on the virtual website and, to all stockholders of the Company for 10 days prior to the Annual Meeting, at Lucky Strike Entertainment Corporation, 7313 Bell Creek Road, Mechanicsville, Virginia 23111, between the hours of 9:00 a.m. and 5:00 p.m. ET. If you would like to schedule an appointment to examine the stockholder list during this period, please send a written request to our Chief Legal Officer at 7313 Bell Creek Road, Mechanicsville, Virginia 23111. The stockholder list will also be available during the Annual Meeting.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or writing to 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge Financial Solutions, Inc. at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for next year’s annual meeting of the stockholders?
Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, and the rules established by the SEC.
Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2027 Annual Meeting, we must receive the proposal at our executive offices at 7313 Bell Creek Road, Mechanicsville, Virginia 23111, no later than June 25, 2027.
Our bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. Under our bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Chief Legal Officer by mail at 7313 Bell Creek Road, Mechanicsville, Virginia 23111 no later than the close of business on September 9, 2027 and not earlier than August 10, 2027. The notice must contain the information required by the bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

Copies of our bylaws are available on our website, https://ir.luckystrikeent.com/investor-relations/governance/, or may be obtained by sending a written request to the Chief Legal Officer at 7313 Bell Creek Road, Mechanicsville, Virginia 23111.
In addition to satisfying the advance notice procedures in our bylaws and other requirements under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on October 9, 2027.
Whom can I contact for further information?
If you would like additional copies, without charge, of this proxy statement or if you have questions about the Annual Meeting, the proposals, or the procedures for voting your shares, you should contact our Chief Legal Officer by mail at 7313 Bell Creek Road, Mechanicsville, Virginia 23111.
WHERE YOU CAN FIND MORE INFORMATION
We are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file electronically with the SEC our annual, quarterly, and current reports, proxy statements and other information. We make available on the investor relations page of our website at https://www.ir.luckystrikeent.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through any website referenced throughout this proxy statement is not incorporated into, and is not considered part of, this proxy statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this proxy statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October 23, 2026. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
OTHER MATTERS
We have no knowledge of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, our representatives will have the discretion to vote as they see fit unless directed otherwise.
If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to ensure the required quorum, please sign, date, and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, we will cancel your previously submitted proxy

LUCKY STRIKE ENTERTAINMENT CORPORATION 7313 BELL CREEK ROAD MECHANICSVILLE, VA 23111 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/07/2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. You may attend the meeting via the internet and vote during the meeting. Follow the instructions in the proxy statement to vote during the meeting. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 12/07/2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR all of the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. Election of Directors 01 Michael J. Angelakis 02 Robert J. Bass 03 Sandeep Mathrani 04 Alberto Perlman 05 Thomas F. Shannon 06 Rachael A. Wagner 07 John A. Young The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain The ratification of the appointment of Deloitte & Touche LLP as Lucky Strike Entertainment Corporation's independent registered public accounting firm for the fiscal year ending June 27, 2027. The approval, on a non-binding advisory basis, of the compensation of our named executive officers. The Board of Directors recommends you vote 3 YEARS on the following proposal: 1 year 2 years 3 years Abstain 4 The approval, on a non-binding advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date ignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement are available at www.proxyvote.com LUCKY STRIKE ENTERTAINMENT CORPORATION Annual Meeting of Stockholders December 8, 2026 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Thomas F. Shannon, Robert M. Lavan and Jason F. Cohen, or any one of them, as proxies, each with the power to appoint (his/her) substitute and the power to act alone, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of LUCKY STRIKE ENTERTAINMENT CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, EST on December 8, 2026, at the virtual meeting and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meting. Continued and to be signed on reverse side